Exhibit 99

Leucadia National Corporation

2015 Investor Day

October 8, 2015

Note on Forward Looking Statements

This document contains “forward looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements include statements about our future and statements that are not historical facts. These forward looking statements are usually preceded by the words “should,” “expect,” “intend,” “may,” “will,” or similar expressions. Forward looking statements may contain expectations regarding revenues, earnings, operations, and other results, and may include statements of future performance, plans, and objectives. Forward looking statements also include statements pertaining to our strategies for future development of our business and products. Forward looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Information regarding important factors, including our Risk Factors, that could cause actual results to differ, perhaps materially, from those in our forward looking statements is contained in reports we file with the SEC. You should read and interpret any forward looking statement together with reports we file with the SEC.

i

Leucadia Today

Goal is long-term value creation

Senior management is aligned with shareholders – 11.2%(1) ownership for top three officers

14 of our 16 businesses are operating well and have strong value creation potential

Jefferies Investment Banking and Equities are performing well, growing and creating value; we are addressing the challenges in Fixed Income; Bache exit is accretive

We expect National Beef to recover on the back of a steady increase in the cattle herd

Leveraging the Jefferies platform to source unique investment opportunities is working well (LAM, FXCM, HRG)

(1) Per Leucadia’s most recent proxy statement. Assumes Richard B. Handler and Brian P. Friedman’s respective continued employment with Leucadia through the expiration of all applicable vesting and deferral periods.

Leucadia – Operating Profile in 2015 vs. 2012

	12/31/12	Versus	06/30/15
Significant Businesses & Investments (ex-Jefferies)	10[1]	+60%	16[2]
Average Size of Divestitures / Investments	$359 Million per Divestiture [3]	Increased Diversification	$199 Million per Investment [4]
Jefferies Business Model, Risk Metrics and Liquidity	✓	Unchanged	✓
Concentration Ratio	X	Diversified Risk	✓
Liquidity Ratio	X	Maintained Liquidity	✓
Leverage Ratio	X	Limited Leverage	✓
Jefferies Finance Commitment Ratios	N/A	Consistent Risk Management	✓
Asset Management Foundation	X	LAM Launched	✓
VC Projects (Sangart, Lake Charles)	X	No VC / Speculation	✓
Non-Core Assets (Crimson, Real Estate)	X	No Diversions	✓
Next Leucadia Maturity	2013	Ten Years	2023[5]

(1) Includes Berkadia, Conwed, Crimson, Garcadia, HomeFed, Idaho Timber, Inmet, Linkem, National Beef and Premier Entertainment.
(2) Includes Berkadia, Conwed, CoreCommodity, Folger Hill, Foursight/Chrome Capital, FXCM, Garcadia, Golden Queen, HRG Group, HomeFed, Idaho Timber, Juneau, Linkem, National Beef, Topwater and Vitesse.
(3) Includes Fortescue Metals, Inmet, Mueller, Premier Entertainment, Keen Energy, Global Caribbean Fiber and TeleBarbados.
(4) Includes Folger Hill, Topwater Capital, Mazama, HRG Group, FXCM, Vitesse Energy, Juneau Energy, Linkem, Garcadia, Golden Queen, Conwed, Foursight/Chrome Capital.
(5) 2015 8.125% Senior Notes paid off at maturity.

2

Leucadia Overview

Leucadia National Corporation Parent Capital – $11.8 Billion (1)

Common Equity – $10.7 Billion (2) Preferred Equity – $0.125 Billion Parent Debt – $1.0 Billion (1)

Financial Services $7.4 Billion Merchant Banking $2.5 Billion Corporate / Liquidity $1.9 Billion

Jefferies (100%) $5.5 Billion (3)

Jefferies Finance (50%) $500 Million

Jefferies LoanCore (49%) $241 Million

KCG Holdings (4) (17%) $176 Million ($0 Million at Cost)

Leucadia Asset Management (100%) $548 Million (5)

Folger Hill

Topwater Capital

Strategic Investments

Global Equity Events

CoreCommodity

Mazama Capital

FXCM $759 Million ($184 Million Invested, Net of Receipts) (6)

HomeFed (65%) $234 Million (7) ($479 Million at MV) (8)

Berkadia (50%) $207 Million

Foursight (100%) and Chrome (74%) $77 Million

National Beef (79%) $766 Million

HRG Group (23%) $606 Million ($476 Million at Cost)

Vitesse Energy (96%) $260 Million

Juneau Energy (98%) $194 Million

Garcadia (~75%) $185 Million

Linkem (55%) $146 Million

Conwed (100%) $115 Million

Golden Queen (35%) $81 Million

Idaho Timber (100%) $74 Million

Parent Company Cash & Investments $0.9 Billion (1, 5)

Deferred Tax Asset $1.2 Billion (9)

Corporate Other Liabilities, Net $(152) Million

Note: Dollar amounts are Leucadia’s net carrying amount as of 6/30/15 for each investment, for consolidated Golden Queen (35%) subsidiaries equal to their assets less liabilities. $81 Million

(1) Reduced for payoff at maturity of 2015 8.125% Sr. Notes using Parent Company Cash. See Appendix on page 172 for reconciliation to GAAP amounts. Idaho Timber (100%)

(2) Includes $2.7 billion of goodwill and intangibles. $74 Million

(3) Includes $2.0 billion of goodwill and intangibles.

(4) Adjusted for KCG Holdings’ tender offer completed on 6/9/15, where Jefferies sold 6.5 million shares at $14.00 per share resulting in $91 million of proceeds.

(5) Leucadia Asset Management excludes $348 million of highly liquid marketable securities, available for sale immediately (included in Parent Company Cash & Investments).

(6) Represents the initial cash outlay of $279 million reduced by cash receipts of $95 million as of 6/30/15.

(7) Carrying amount is net of deferred gain on real estate sale.

(8) Market value as of 6/30/15.

(9) Represents the Leucadia net deferred tax asset; the Jefferies net deferred tax asset is reflected within the Jefferies book value presented.

3

Leucadia's Potential

	Opportunity	Leucadia Tangible Capital ($ Millions)[(1)]	%
Jefferies	Grow Investment Banking and Equities; Refocus Fixed Income	$3,582	38.8%
Berkadia	Leveraging Our Momentum and the Growing Market Opportunity	$207	2.2%
National Beef	Cyclical Return to Potential ($875 million historical cost)	$99	1.1%
Garcadia	Continued Operating Improvement; LTM $47 million Pre-Tax Income (our share)[(2)]	$185	2.0%
Conwed	Grow Recent Acquisitions; Drive Organic Growth with New Applications and Market Expansion	$51	0.6%
Idaho Timber	Continue Strong Management Across Cycle; Drive Volume and Production Efficiency	$74	0.8%
	Sub-total	**$4,198**	**45.5%**
Leucadia Asset Management	Performance Drives Growth in AUM and Value Creation	$548	6.0%
FXCM	Repayment and Recapitalization; Growth Opportunity	$759	8.2%
HomeFed	Inventory Sales to Lead Monetization	$234	2.5%
Foursight & Chrome	Growth to Scale and Operating Leverage	$77	0.8%
HRG	Simplification to Value Recognition	$606	6.6%
Vitesse & Juneau	Upside in Operations and Commodity Price	$453	4.9%
Linkem	Execute to Deliver on Open-Ended Opportunity	$146	1.6%
Golden Queen	Complete and Start Mining	$81	0.9%
	Sub-total	**$2,904**	**31.4%**
Deferred Tax Asset	Monetize DTA	$1,152	12.5%
Cash & Investments	Buffer	$919	10.0%
	Plus: Other	$62	0.7%
	Gross Tangible Capital	**$9,235**	**100%**
	Less: Corporate Other Liabilities, Net	($152)	
	Less: Debt and Preferred Equity	($1,113)	
	Tangible Common Equity	**$7,970**	

Common Book Value per Share (Fully Diluted) [(3)]	**$28.03**
Common Tangible Book Value per Share (Fully Diluted) [(3)]	**$20.97**

Footnotes on following page.

4

Footnotes: Leucadia’s Potential

1. Leucadia Tangible Capital is a non-GAAP financial measure excluding goodwill and intangibles from Book Value. See appendix on pages 174 for reconciliation to GAAP measures.

2. Our share of Garcadia pre-tax income, excluding our interest in Garcadia land, is a non-GAAP measure, however, there are no income taxes at the Garcadia level; therefore our share of their net income equals our share of their pre-tax income.

3. Common Book Value per Share (fully-diluted) and Common Tangible Book Value per Share (fully-diluted) are non-GAAP financial measures widely used by investors in assessing investment and financial services firms. See Appendix on page 173 for a reconciliation to GAAP measure.

5

A Unique Financial Services and Merchant Banking Platform

Financial Services – Our historic sector; post-crisis opportunity

Jefferies

Drive market share, margin expansion and earnings growth by growing Investment Banking and Equities and refocusing in Fixed Income

Jefferies Finance and Jefferies LoanCore – Execute on the opportunity and momentum of our corporate and commercial real estate lending platforms

KCG Holdings – Significant interest in a leading global electronic market maker (>100% of cost recovered)(1)

Berkadia

Become the best full-service mortgage banking firm in the industry

Build out geographic coverage, products and capabilities to drive profitability and cash flow

Leucadia Asset Management

Leverage Leucadia’s brand, Jefferies’ relationships and Leucadia capital to own significant general partnership stakes in differentiated alternative asset management strategies (business model inherently avoids goodwill and acquisition costs)

FXCM

Opportunistic and well-structured investment, with significant near and long-term value creation potential

Counter-cyclical performance relative to Jefferies’ core business

Leucadia’s results may continue to be volatile for several more quarters as we fair value the FXCM investment quarterly

HomeFed

Following recent $150 million Otay Ranch acquisition, begin to harvest ripening projects and assets

Foursight and Chrome

Drive market share and originations, while maintaining a disciplined approach to credit quality

(1) Adjusted for KCG Holdings’ tender offer completed on 6/9/15, where Jefferies sold 6.5 million shares at $14.00 per share resulting in $91 million of proceeds.

A Unique Financial Services and Merchant Banking Platform

Merchant Banking – Opportunistic value investments in businesses we understand

National Beef

Manage business through the cattle cycle

Maintain core market share and enhance profitability through efficiency and growth of value-added segments (tannery, consumer ready, Kansas City Steaks)

HRG

Drive value through simplification and strategic focus, as well as growth of Spectrum Brands

Vitesse and Juneau

Drive cash flow on existing investments

Opportunities for new investments following oil price collapse

Garcadia

Enhance performance in existing dealerships

Selectively expand dealership network in a robust market environment

Linkem

Increase coverage through LTE network deployment

Prepare for launch in major Italian cities

Conwed

Drive organic growth with new applications and market expansion

Idaho Timber

Drive volume and production efficiency

Golden Queen

Deliver working mine on time and on budget

7

Three Q & A’s –

IRQuestions@Leucadia.com

Leucadia Financial Services

Leucadia – Financial Services – Overview

Leucadia National Corporation

Parent Capital – $11.8 Billion (1)

Common Equity – $10.7 Billion (2) Preferred Equity – $0.125 Billion Parent Debt – $1.0 Billion (1)

Jefferies (100%) $5.5 Billion (3)

Jefferies Finance (50%) $500 Million

Jefferies LoanCore (49%) $241 Million

KCG Holdings (4) (17%) $176 Million

($0 Million at Cost)

Financial Services $7.4 Billion

Leucadia Asset Management (100%) $548 Million (5)

Folger Hill Topwater Capital Strategic Investments Global Equity Events CoreCommodity Mazama Capital

FXCM $759 Million

($184 Million Invested, Net of Receipts) (6)

HomeFed (65%) $234 Million (7)

($479 Million at MV) (8)

Berkadia (50%) $207 Million

Foursight (100%) and Chrome (74%)

$77 Million

Merchant Banking $2.5 Billion

National Beef (79%) $766 Million

HRG Group (23%) $606 Million

($476 Million at Cost)

Vitesse Energy (96%) $260 Million

Juneau Energy (98%) $194 Million

Garcadia (~75%) $185 Million

Linkem (55%) $146 Million

Conwed (100%) $115 Million

Golden Queen (35%)

$81 Million

Idaho Timber (100%)

$74 Million

Corporate / Liquidity $1.9 Billion

Parent Company Cash & Investments $0.9 Billion (1, 5)

Deferred Tax Asset $1.2 Billion (9)

Corporate Other Liabilities, Net $(152) Million

Note: Dollar amounts are Leucadia’s net carrying amount as of 6/30/15 for each investment, for consolidated subsidiaries equal to their assets less liabilities.

(1) Reduced for payoff at maturity of 2015 8.125% Sr. Notes using Parent Company Cash. See Appendix on page 172 for reconciliation to GAAP amounts.

(2) Includes $2.7 billion of goodwill and intangibles. (3) Includes $2.0 billion of goodwill and intangibles.

(4) Adjusted for KCG Holdings’ tender offer completed on 6/9/15, where Jefferies sold 6.5 million shares at $14.00 per share resulting in $91 million of proceeds.

(5) Leucadia Asset Management excludes $348 million of highly liquid marketable securities, available for sale immediately (included in Parent Company Cash & Investments). (6) Represents the initial cash outlay of $279 million reduced by cash receipts of $95 million as of 6/30/15.

(7) Carrying amount is net of deferred gain on real estate sale. (8) Market value as of 6/30/15.

(9) Represents the Leucadia net deferred tax asset; the Jefferies net deferred tax asset is reflected within the Jefferies book value presented.

BERKADIA

Company Overview

Berkadia is a full-service mortgage banking firm focused on providing clients best of class middle market mortgage finance and advisory services

Business Lines:

Permanent and construction loans

Investment Sales

Bridge Loans

Master/Primary Servicing

Largest FHA commercial real estate lender by # of commitments 2nd largest FHLMC commercial real estate lender by $ volume 3rd largest FNMA commercial real estate lender by $ volume 3rd largest servicer of U.S. commercial real estate loans by $ volume

Industry Update

Positive Near-Term and Long-Term Market Opportunities

Commercial maturities will rise significantly in 2016 as 10-year loans originated pre-2008 balloon presenting a short-term opportunity

Multifamily maturities remain consistent over the next several years presenting a long-term opportunity

Unpaid Principal Balance of Non-Bank Commercial/Multifamily Mortgages, By Year of Maturity ($ billion)

$250 $224 $209 $200 $184 $171 $154 $151 $150 $175 $120 $121 $157 $111 $105 $100 $100 $160 $92 $145 $90 $89 $82 $129 $122

$49 $54 $64

$91 $96

$48 $40 $36 $69 $50

$49 $52 $49 $46 $51 $51 $47 $42

$26 $24 $25 $29 $29 $23 $25 $-

2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

Non-Bank Multifamily Non-Bank Commercial

Source: Mortgage Bankers Association Commercial Real Estate/Multifamily Finance Loan Maturity volumes as of December 31, 2014.

Financial Performance

Loan Originations ($ billion)

Pre Tax Margin (% of revenue)

$14.0 $12.8

$12.0 $10.4 $10.0 $9.5

$7.6

$8.0

$6.0 $5.2

$4.6

$3.7

$4.0

$2.0

$-

2010 2011 2012 2013 2014 1H 2014 1H 2015

35% 32% 31% 31% 30% 29% 24% 25%

20%

15%

10% 9% 10%

5%

0%

2010 2011 2012 2013 2014 1H 2014 1H 2015

Pre Tax Income ($ million)

$250

$200 $191 $153 $150 $104 $108 $100 $79

$50 $31 $35

$-

2010 2011 2012 2013 2014 1H 2014 1H 2015

Cash Earnings (1) ($ million)

$200 $173 $180 $160 $153 $135 $140 $120 $107 $100 $85

$80 $71 $72 $60 $40 $20 $-

2010 2011 2012 2013 2014 1H 2014 1H 2015

(1) Cash Earnings is a non-GAAP measure. Cash Earnings equals pre-tax income plus depreciation and amortization of mortgage servicing rights (MSRs), intangible assets, the increase in balance sheet loan loss reserves, less gains attributable to the origination of MSRs and unrealized gains on loans and investments. See appendix on page 175 for a reconciliation to GAAP amounts.

Servicing Portfolio

Unpaid principal balance as of June 30, 2015 was $232 billion. $170 billion, or 73%, relate to loans added since initial acquisition (2009)

Servicing Portfolio – UPB in $ billions

$300

$237 $238 $232 $250 $220 $198 $197 28 39 47 $200 5 7 $180 17 10 15 $150 53 112 122 123 220 $100 186 156 127

$50 97

77

62 $-2009 2010 2011 2012 2013 2014 June 2015

Originations/Acquistions Servicer’s Servicer Purchased at Inception

2015 Developments

Berkadia’s 1H benefited from industry activity being significantly up year over year

Our debt originations were up 109% compared to 1H 2014

Our sales transactions were up 76% compared to 1H 2014

Recruiting success

Recruited 11 new Mortgage Bankers. Our MB team is currently 135

Recruited 18 new Investment Sales advisors. Our IS team is currently 107

Established / expanded specialty groups Hospitality Affordable Housing Student Housing

Integration

Out of 59 total Mortgage Banking and Investment Sales locations, our Mortgage Banking and Investment Sales teams are co-located at 13 locations:

Offer combination of services to clients, including Investment Sales, Conventional and FHA

Banking, underwriting, and equity investment in same location

Round trips increased from negligible levels in 2014 to 16% in 1H 2015. A roundtrip is defined as a transaction where we act as both sales advisor and debt originator

2015-2016 Strategic Priorities

Increase Business with Existing Clients

Unique Ideas, Proprietary Databases and Solutions

Speed

Expand Client Reach

Rifle-Shot Recruiting

Continued Integration of Offices / Team Approach

Drive Profitability and Cash Flow

Market Share and Revenue Growth

Process and Technology Improvements

Relentlessly.

FXCM LISTED NYSE

FXCM

Note on Forward Looking Statements

Certain statements contained herein may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and/or the Private Securities Litigation Reform Act of 1995, which reflect FXCM’s current views with respect to, among other things, its operations and financial performance in the future, and the potential impact to FXCM of the cybersecurity incident described in this press release. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about FXCM’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with the events that took place in the currency markets on January 15, 2015 and their impact on FXCM’s capital structure, risks associated with FXCM’s ability to recover all or a portion of any capital losses, risks relating to the ability of FXCM to satisfy the terms and conditions of or make payments pursuant to the terms of the credit agreement with Leucadia, risks related to FXCM’s dependence on FX market makers, market conditions, risks associated with the outcome of any potential litigation or regulatory inquiries to which FXCM may become subject as a result of this cybersecurity incident, risks associated with potential reputational damage to FXCM resulting from this cybersecurity incident, the outcome of FXCM’s ongoing investigation (including FXCM’s potential discovery of additional information relating to this cybersecurity incident) and the extent of remediation costs and other additional expenses that may be incurred by FXCM as a result of this security incident, and those other risks described under “Risk Factors” in FXCM Inc.‘s Annual Report on Form 10-K and other reports or documents FXCM files with, or furnishes to, the SEC from time to time, which are accessible on the SEC website at sec.gov. This information should also be read in conjunction with FXCM’s Consolidated Financial Statements and the Notes thereto contained in FXCM’s Annual Report on Form 10-K, and in other reports or documents the FXCM files with, or furnishes to, the SEC from time to time, which are accessible on the SEC website at sec.gov.

Company Overview

FXCM (NYSE: FXCM) is a leading online provider of foreign exchange trading services to approximately 180,000 retail customers globally

Founded in 1999 by six partners – five still active in the business, including both CEO & COO

Multi-asset class product offering – with approximately 70% of volumes in OTC Spot

FX and 30% in contracts for difference (“CFDs”) on OTC precious metals, oil, commodities and equity-index CFDs

Global reach – content and advertising in 180 countries and 16 languages

Total Active Accounts(1)

200,000 190,377 183,679

177,305 170,930 163,094

150,000 136,427 116,919

100,000

50,000

2009 2010 2011 2012 2013 2014 Q2 2015 Continuing Operations

Volume by Geography Continuing Operations (Q2/15)

United States

Asia 23.5% 32.5%

Rest of World

9.6%

EMEA 34.4%

(1) An Active Account represents an account that has traded at least once in the previous twelve months.

Transaction Summary

2014 adjusted revenues of $453 million and adjusted EBITDA of $107 million; market capitalization of $1.2 billion prior to Swiss National Bank (“SNB”) currency adjustment

Leucadia provided a two-year $300 million secured financing in January 2015 to support the capital shortfall that resulted from extraordinary volatility in the Swiss Franc as a result of the action taken by the SNB on January 15, 2015

$203 million remains outstanding today, which is expected to be repaid in the next 6 months, and Leucadia has realized $148 million from principal repayments, interest and fees through September 30, 2015

Leucadia is entitled to a percentage of the proceeds received in connection with certain transactions, including sale proceeds, dividends and distributions

Industry Update

FXCM is the largest retail FX broker in Asia (ex. Japan) and the U.S.; top five in Europe

Fragmented industry, which has seen steady decline in the number of competitors as regulatory and compliance burdens have continued to increase in recent years

There are now only 5 active Retail Foreign Exchange Dealers in the U.S. versus 43 in 2007

The January 15th, 2015 SNB event further reduced the number of FX brokers

CFDs are an important component of many brokers’ offerings as well, particularly in Europe

Global FX Daily Volumes By Retail Broker (ex. Japan) (1)

(In $ billions)

16.6 15.4

15.0

10.5 9.9 9.9

7.8 10.0

5.5 4.3

3.9 3.9 3.3

5.0 3.3 3.1 2.9

2.8

0.0

Gain Capital FXCM Saxo IG Group IBKR LMAX ONDA Alpari Plus500 IC MARKETS FXOpen CMC Swissquote FXPro Markets.com

(1) Based on Forex Magnates Q2/15 Quarterly Industry Report. Excludes Japanese brokers.

Financial Performance

- Cash position remains strong, with $208 million in operating cash in continuing operations (and an additional $65 million in discontinued operations)
- Customer equity from continuing operations increased from $667 million at 03/31/15 to $735 million at 06/30/15
  - $47 million of increase due to acquisition of Citibank retail FX business in June; remainder organic
- FXCM's regulatory capital position is strong
  - Minimum regulatory capital requirements in continuing operations of $59 million versus current regulatory capital of $150 million: a surplus of $91 million


Adjusted Revenues(1)
$ Millions
$250
$200
$150
$100
$50
$-
$209
$181
1H 14
1H 15


Adjusted EBITDA(1)
$ Millions
$40
$30
$20
$10
$-
$38
$20
1H 14
1H 15


Retail Volume(2)
$ Trillions
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$1.5
$1.9
1H 14
1H 15


Daily Average Trades(2)
Thousands
600
450
300
150
0
344
527
1H 14
1H 15

(1) Source: Adjusted Revenues and Adjusted EBITDA per FXCM's 2nd Quarter 2015 earnings conference call presentation. Adjusted Revenues and Adjusted EBITDA are non-GAAP measures and include both Continuing and Discontinued Operations. See FXCM's 2nd Quarter earnings call presentation for reconciliation to GAAP measures.
(2) Source: Retail Volume and Daily Average Trades per FXCM's 2nd Quarter 2015 10-Q and are based upon Continuing Operations.

22

2015 Developments

Near term goal remains to repay debt to Leucadia through non-core asset sales and cash generated from operations

Have generated $148 million of principal, interest and fees to Leucadia and $203 million remained outstanding under the credit agreement as of September 30, 2015

Asset sale process ahead of schedule; targeting to have all debt repaid by first quarter of 2016

Additionally, business is stabilized and client equity returning to growth

FXCM

Entity Ownership Notes

FXCM Japan 100% Sold for $ 62M

FXCM Hong Kong 100% Sold for $ 38M

FastMatch 35% Institutional JV with Credit

Suisse; in process

FXCM Securities (UK) 100% Small UK equities broker; in

process

Leading non-bank FX

Lucid 50.1% market maker in UK; in

process

Chicago based multi-asset

V3 Markets 50.1% HF proprietary trader; in

process

Strategic Priorities

FXCM today remains in a strong competitive and financial position, with new initiatives to enhance growth just getting underway

Single share CFD launch

Client surveys show the lack of the single share CFD offering is the main reason why clients choose FXCM competitors Sizeable revenue opportunity

Broadening of agency offering in CFDs

Will be an important differentiator to competitors

Continue roll-out of dealing desk execution to small clients

Dealing desk execution for small clients now 10% of total retail volume in June

Targeting overall revenue of $70-80 per million

Additionally, FXCM considerably levered to interest rate increases

Each 100bps in Fed Funds rate adds ~$40-50 million in EBITDA

HOMEFED CORPORATION

Company Overview

HomeFed is a public company (OTC:HOFD), 65% owned by Leucadia, that develops and owns residential and mixed-use real estate projects in California, Florida, Maine, New York, South Carolina and Virginia; after many years in the entitlement process, vast majority of HomeFed’s assets are now either operating real estate or entitled land ready for sale

Activities include:

Acquisition of unentitled, partially entitled or entitled land

Land planning and design engineering

Entitlement and permitting of project with local, state and federal agencies

Grading and construction of public infrastructure and other facilities

Master planned community formation, governance and sales to national and local builders

Oversight and management of operating assets

HOMEFED CORPORATION

Property Locations

Rampage Vineyard

Pacho

San Elijo Hills

Fanita Ranch

Otay Ranch

Northeast Point

Renaissance Plaza

Ashville Park

The Market Common

SweetBay

Mexico

United States

Gulf of Mexico

Market Outlook

Affordability Better than Average

Relatively underpriced market based on the Burns Index of household income to annual home ownership costs

~2.5 today vs. a 5.0 benchmark in a neutral market

Housing cost-to-income ratio = 26% vs. the 29% historical median

Demand Exceeds Supply

2.9 million jobs created last year

÷ 1.1 million total permits

= 2.6 jobs / housing unit*

*1.2 is considered normal

Burns Affordability Index™

Index ranges from 0 to 10 based on the relationship between the median household income and the annual housing costs (mortgage plus taxes, insurance, and mortgage insurance for a home equal to 80% of the median-priced home).

10.0

9.0

Index >5.0 = overpriced market

8.0

7.0

6.0

5.0

4.0

3.0

2.0

Index <5.0 = underpriced market

1.0

0.0 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Source: John Burns Real Estate Consulting, LLC BHVI (Data: Jul-15, 2.4 Current; Pub: Aug-15)

Housing Permits, Seasonally Adjusted

Multifamily = 440,000 Single-Family = 679,000

Source: Thousands

Census 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 2,400

1960

1961

Bureau 1962

1963

(Data: 1964

1965

Jul 1966

-

15, 1967

Pub: 1969 1968

Aug 1971 1970

-

15) 1972

1973

1974

1975

1976

1977

1978

1979

1980

1981

1982

1983

1984

1985

1986

1987

1988

1989

1990

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

2011

2012

2013

2014

2015

Project Status

HomeFed Corporation

Property	Development / Operating Phase				
	Unentitled Land	Planning / Entitlement	Land Development	Active Lot Sales	Operating Asset
Otay Ranch *~4,450 acres of entitled land in Chula Vista, CA*		■	■		
Renaissance Plaza *Mixed use (office, Marriott hotel and garage) asset in Brooklyn, NY*					■
The Market Common *~110 acre retail, office and residential center in Myrtle Beach, SC*			■	■	■
San Elijo Hills *~1,920 acre master planned community in San Marcos, CA*				■	
Fanita Ranch *~2,600 acres of unentitled land in Santee, CA*	■				
Rampage Vineyard *~1,650 acre vineyard in Madera, CA*	■				■
Ashville Park *~450 acre master planned community in Virginia Beach, VA*			■	■	
Pacho *~2,360 acres of unentitled land in San Luis Obispo, CA*	■				
SweetBay *~700 acre master planned community in Panama City, FL*			■	■	
Northeast Point *12 residential waterfront lots in Islesboro, ME*				■	

29

2015 Developments

In July 2015, HomeFed completed the acquisition of 1,600 acres of land in the Otay Ranch area of San Diego County, California for a cash purchase price of $150 million

The acquired land is contiguous with ~2,850 acres already owned by HomeFed, which will allow us to maximize the value of those holdings

Home sales in the Otay Ranch area continue to improve and prices are increasing as builders release new projects

The acquisition was funded with $125 million of 6.5% Senior Notes issued in June 2015 and $25 million from working capital

Our now ~4,450 acres of Otay Ranch land are entitled for 9,350 multi-family residential units, 3,700 single family residential units and 1.85 million square feet of commercial space

The average single-family home in South San Diego County sold for $525,000 in the first quarter of this year, with multi-family units averaging over $350,000(1)

In San Diego County, developed land typically represents 30-40% of the home sale price for single-family units and 20-30% for multi-family units

(1) Source: MarketPointe Realty Advisors.

Strategic Priorities

Turn our land into cash

Optimize Otay Ranch assets – focus on expediting development programs and maximizing revenue over the coming years Increase lot and home sales throughout our other active projects, including:

Ashville Park in Virginia

The Market Common in South Carolina

San Elijo Hills in California

SweetBay in Florida

Develop land strategically and continue entitlement processes where ongoing

Foursight Capital

Company Overview

Auto loan originator and servicer

Successor to Franklin Capital’s auto finance business

Franklin was liquidated in early 2012 after pulling back during the credit crisis

Funded and serviced $5.2 billion of cumulative auto receivables and serviced a peak $1.2 billion portfolio

Leucadia partnered with management to restart the business, initially leveraging originations from Garcadia, but most of the growth has come from 3rd party dealerships

80% of Q2 ’15 originations from 3rd party dealerships, up from 70% in Q4 ’14

Industry Update

Auto financing industry has continued to experience growth supported by increases in annual auto sales every year since 2009(1)

2014 was the 4th consecutive year of growth, with below-prime portfolios growing by 12% YoY after growing 13% and 10% in 2013 and 2012, respectively(2)

Loss rates have been supported by strong values on used autos (3)

Manheim US Used Vehicle Index

150 120 90

Jul’07 jul’09 jul’11 JUL’13 JUL’15

(1) According to Bureau of Economic Analysis.

(2) BenchMark Consulting Non-Prime Automotive Financing Survey 2015. (3) Index Data Source: Bloomberg.

2015 Developments & Portfolio Growth

Surpassed $250 million in assets and currently pacing $20+ million of originations per month

Medium term goal is to grow annual originations to $500 million (supported by an estimated $90 million in capital), with a pre-tax return on equity of ~20%

$60 Portfolio Overview ($ Millions) $250

$30 $125

$0 $0

Quarterly Originations (Left) Outstanding Portfolio (Right)

Added 7 additional marketing and origination reps, bringing total to 17

Closed second term ABS in May for $106 million (FCART 2015-1)

Rated by DBRS

Brought Chrome Capital in as first sub-servicing client

Strategic Priorities

Continue to improve dealer customer service – response times are critical

Expand market penetration outside of several core states:

Maintain credit discipline during growth and continue to develop scorecard

Consistently access the securitization market, but maintain enough liquidity to weather potential market liquidity issues

Grow sub-servicing business

Leucadia Asset Management

General Disclaimer

Past performance is not indicative of future results.

This presentation does not constitute an offer of any commodities, securities or investment advisory services and should not be used to form the basis of any investment decision in any of the investment strategies or funds described herein. Information contained herein does not purport to be complete and is subject to change. Actual characteristics and performance may differ from the assumptions used in preparing these materials. Changes in assumptions may have a material impact on the information set forth in these materials. Neither Leucadia nor its affiliates makes any representation or warranty as to the appropriateness or accuracy of such assumptions or the actual yield that an account adviser or investor may receive.

Business Overview

Diversified alternative asset management platform – seeding and developing focused funds managed by distinct management teams

Fee-generating assets, long-term stable cash flows, able to recycle capital

Goal of growing third party AUM, while earning a reasonable return on our capital

Compelling edge – leverage Jefferies to source, and Leucadia to capitalize and syndicate

$548 million Leucadia book value in LAM products as of June 30, 2015, excluding $348 million of investments in marketable securities available for sale immediately; this does not reflect any potential value of the management companies executing these strategies (1)

Recently initiated LAM-level marketing & IR function

Continue to seek new platforms / partners

(1) The $548 million of LAM book value is across Folger Hill, Topwater Capital and CoreCommodity. The $348 million includes investments across Mazama Capital, Strategic Investments, Global Equity Events and others, which are highly liquid marketable securities available for sale immediately.

Platforms and Strategies

Strategic Investments Division (Quantitative Strategies)

Proprietary Jefferies strategy since 2006; flagship external fund established in 2011; $1.1 billion AUM equivalent

Systematic Macro Investment Division (Quantitative Strategies)

Division to be launched Q4 2015 to create fund that will pursue macro quantitative strategies

Folger Hill Asset Management (Multi-Manager)

Launched in 2015 with $400 million Leucadia seed investment; $1.1 billion AUM

Topwater Capital (Multi-Manager / First-loss)

Launched in 2013 with Leucadia $100 million seed investment; 22 consecutive positive months through August 2015; $843 million regulatory AUM

CoreCommodity Management (Commodity Strategies)

Proprietary Jefferies strategy since 2003; spun off in 2013; $5.7 billion AUM

Global Equity Events Opportunity Fund (Event-Driven Strategies)

Proprietary Jefferies strategy since 2007; external fund established in 2014; $134 million AUM equivalent

Mazama Capital Management (1) (Long-Only Growth Equity)

20+ year track record of long only growth equity investing; $503 million AUM

54 Madison (Real Estate)

Recently launched real estate / hospitality special situations; initial investments approved in September; maximum Leucadia commitment of $225 million

(1) Leucadia owns a revenue share in Mazama Capital Management but does not have any equity interest.

FOLGER HILL

Overview

Founded in mid-2014; Launched fund in March 2015 with Leucadia seed investment of $400 million; $1.1 billion AUM as of June 30, 2015

Multi-manager discretionary long/short equity hedge fund platform aiming to deliver strong positive results with lower volatility and market correlation than typical equity long/short hedge funds

Absolute return investment strategy, with broad industry and geographic diversification

Portfolio manager expense pass-through plus incentive fee model Robust risk systems and focus on liquidity 58 full time employees as of September 30, 2015 Board of Directors: Rich Handler, Brian Friedman and Sol Kumin

Key Differentiators

High-pedigree portfolio managers and analytical support

PMs average 15 years of investment experience

Sourced from best-in-class fundamental equity investment firms

Large allocations: average PM buying power of $337 million as of June 30, 2015 (1)

Top caliber compliance and finance teams centrally monitoring portfolios and limits

CRO: Todd Rapp – Highfields, Karsch, Goldman Sachs

CCO: Lisa Baroni – U.S. Attorney’s Office, Southern District of N.Y., Securities and

Commodities Fraud Unit

CFO: John Larre – Karsch, Morgan Stanley

General Counsel: Jason Ketchen – Fidelity, Geode, Bingham McCutchen

Business Development: Kevin McDonald & Jared Brecher

Head Trader: Tucker Jones – MFS Investment Management

(1) Buying Power is equivalent to available Gross Market Value.

Talent Selection

What We Look For

Long/short equity PMs, primarily with a sector-specific focus

Investment processes that utilize fundamental idea generation to identify a path that will drive prices over a specified time horizon

Repeatable and scalable investment process

Proven alpha generation capability

Individuals we believe can successfully operate within our risk parameters and culture

How We Find It

Talent acquisition is a dedicated, full-time and ongoing function

Leverage management team and Leucadia contacts with investment professionals to identify candidates

Engage in multi-step vetting process whereby potential PMs will meet with Business Development professionals, Senior Management and existing PMs

Conduct independent and robust due diligence and background checks

Historic Returns & Strategic Priorities

On track to achieve target of 20 PMs actively managing capital by end of 2015 – at 16 as of September 30, 2015

Expand investor breadth: engage wealth management platforms, cultivate targeted relationships and capitalize on industry trends

Q4 Investor Road Show

Add Asian presence in near term; European presence in future

Cumulative Folger Hill Returns vs. Benchmarks Since Inception(1)

4%

2%

–

(2%)

(4%)

(6%)

Folger Hill Partners LP HFRI: Multi-Strategy Index

S&P 500 Total Return HFRI Fund Weighted Composite Index

(1) The Folger Hill returns represent net performance which includes reinvestment of dividends, the inclusion of profits and losses from equity IPOs and is reduced by pass through expenses and accrued performance allocations, if any. Pass through expenses may differ materially over time. Because some investors may be subject to different performance allocation arrangements and terms, may make investments at different times or may have different participation rights in respect of equity IPOs, net performance for an individual investor may vary from the net performance set forth above. Past performance is not indicative of future results.

The information contained herein is as of the date stated above unless otherwise noted and is estimated and unaudited. Nothing contained herein is intended to constitute investment advice or an offer to sell or the solicitation of an offer to purchase any security or investment product.

Topwater Capital

Topwater Capital – Overview

Highly-scalable multi-manager and multi-strategy liquid securities fund targeting low volatility and positive returns in all market environments

Continuous track record dating back to 2004

Initial Leucadia investment in Q3 2013

Soft launch in late 2013 and first full year of operation in 2014

Pioneered the first-loss model of investing

Portfolio managers required to contribute capital that sits in a first loss position

Creates strong layer of principal protection

Portfolio managers compensated by above-market incentives Returns are beating benchmarks, with lower volatility

$ 843 million regulatory AUM as of June 30, 2015

Topwater Capital – Key Differentiators

Proven track record of delivering consistent positive uncorrelated performance, with 100% positive annual performance dating back to 2004, including a 10% annual return in 2008 and positive returns in August and September 2015

Added well over 200 managers to platform since 2004

Experienced, dedicated risk team, fully devoted to monitoring underlying aggregated risks

Fund Portfolio Metrics:

2014 Rate of Return: 7.7%, net; YTD August 31, 2015: 5.8%, net

Annualized Standard Deviation: 1.63%

Annualized Sharpe Ratio: 3.88

% Positive Months: 92.0%

Correlation to S&P 500: 0.15

Topwater Capital – Historic Returns & Priorities

Continue to grow manager count – up to 23 as of September 30, 2015

Expand investor base

Cumulative Topwater Returns vs. Benchmarks Since Leucadia Inception(1)

16%

12%

7%

3%

(2%)

Topwater Partners HFRX Global Hedge Fund Index

HFRI: Equity Market Neutral Index Barclays Aggregate Bond Index

Net performance is for Regular Member Interests since inception as of August 1, 2013, is unaudited, subject to changes which may be material, and does not reflect First Loss Member Interests performance. Net performance is net of all fees and expenses. Fund returns may differ from an individual investor’s return, because, among other reasons, there may be differences due to timing of investment, fees, taxes, economic conditions, portfolio size, leverage used as well as Account Adviser strategies being implemented at the time of investment. Annualized performance includes the reinvestment of dividends and other earnings. Past performance is not indicative of future results. Nothing contained herein is intended to constitute investment advice or an offer to sell or the solicitation of an offer to purchase any security or investment product.

Strategic Investments Division

Strategic Investments Division – Overview

Systematic asset management strategy

Multi-quant approach across asset classes, geographies and time horizons

35 front office employees, including quants, software developers, portfolio/risk managers, and trade support

$1.1 billion AUM equivalent as of June 30

2006 2010 2011 2013 2014 2015

Trading starts at Move to RIA Structured Alpha Leucadia invests New Systematic AUM surpasses

Jefferies • Managed Fund Launched in Structured Market Neutral $1 Billion

Accounts Begin Alpha Fund Program Seeded

• Managed by Leucadia

Futures Fund

Launched

Strategic Investments Division – Key Differentiators

Systematic models to generate alpha via multi-horizon trading of global liquid exchange listed products

Process driven methods for alpha research, portfolio construction, risk management and execution

Financial Data

Inputs

Execution

Algorithms

Alpha Models

Portfolio Construction

Risk Management

Experienced team

Over two decades of sell-side, buy-side, hedge fund, algorithmic execution, and software development

Have traded continuously together for 9 years

Multicore proprietary computing servers and network hardware

High speed simulation architecture with 100+ terabytes of high speed storage

Strategic Investments Division – Product Overview

Structured Alpha Program

11.8% annualized net returns since the program’s inception at Jefferies in 2006

Sharpe ratio above 2; typical turnover 5—10 days;

Low correlation to major asset classes, risk factors and peers

Managed Futures Program

Short term systematic diversified strategy set applied to global futures

Low correlation to CTA / Trend followers by design

10x the annualized rate of return of Newedge Short-Term Trading index since the program’s inception at Jefferies in 2007

Systematic Equity Market Neutral Program

Leucadia seeded October 2014, results to date meeting expectations

Targets mid-teens net return with 10% annualized volatility

Anticipate Founders Share Class launch early 2016

Strategic Investments Division – Priorities & Historic Returns Pursuing strategy extensions and new fund vehicles Building out and enhancing infrastructure to support expanded research efforts and new product development

Cumulative Structured Alpha Returns vs. Benchmarks Since Inception (1)

180%

140%

100%

60%

20%

(20%)

Structured Alpha HFRX Global Hedge Fund Index HFRI Equity Mkt Neutral Index

(1) The returns shown are the results of the Fund, net of all fees and expenses which would be charged to a typical investor account in the Fund. For a complete description of the Fund and its fees, please refer to the Fund’s Confidential Private Placement Memorandum. The returns shown prior to August 2011 represent the program’s returns through a broker-dealer proprietary account and through separately managed accounts using a formulaic methodology to reflect fund equivalent performance. This methodology is one possible way of calculating performance and was selected because it approximates the average leverage actually used by the Fund. The Manager views this methodology as a reasonable approach and as relevant to the Fund’s trading approach and use of leverage during one period of time, but there are other methodologies that could be used, including those reflecting materially different returns than shown here. Past performance is not indicative of future results. Nothing contained herein is intended to constitute investment advice or an offer to sell or the solicitation of an offer to purchase any security or investment product.

Q & A IRQuestions@Leucadia.com

Jefferies

Note on Adjusted Financials

Note on the Use of Non-GAAP Financial Measures to Show Results Exclusive of the Bache Futures Business:

Jefferies announced during its fourth quarter 2014 that it would pursue strategic alternatives for its Bache futures business. Since that time, Jefferies has taken steps to exit the Bache futures business and has supplemented certain of its financial disclosures to show results that exclude the Bache futures business. These supplemental financial measures begin with information prepared in accordance with U.S. GAAP and are adjusted to exclude the operations of the Bache futures business. These adjusted financial measures are non-GAAP financial measures. Management believes such measures, when presented in conjunction with comparable U.S. GAAP measures, provide meaningful information as it enables investors to evaluate results in the context of the announced exit of the Bache futures business. These measures should not be considered a substitute for, or superior to, financial information prepared in accordance with U.S. GAAP.

Reconciliations of these non-GAAP financial measures to U.S. GAAP financial measures are contained throughout this presentation and on pages 176—177 of the appendix.

Jefferies Overview

Jefferies Strategic Update

We are building the leading, client-focused global investment banking firm, with our focus to provide clients with the best ideas, expertise and execution in global capital markets

Investment Banking and Equities have delivered solid, multi-year growth, and have continued momentum and meaningful upside

Fixed Income has proven more challenging due to periods of price volatility and low market activity in cash credit markets, which are Jefferies’ primary focus

Priorities are margin expansion and earnings growth

Fixed Income will be refocused to match opportunity ahead, reducing risk, balance sheet and capital utilization, and to deliver reasonable margins and returns

Bache exit is accretive to Jefferies’ earnings

Jefferies Operating Results

Jefferies Earnings Overview (GAAP)

Predecessor Successor

FYE Nov. 30, FYE Nov. 30,

11M LTM 9M

($ Millions) 2010 2011 2012 2/28/2014 2014 8/31/2015

Equities 557 594 642 771 696 635

Fixed Income 728 743 1,253 790 748 261

Other—74 13 5 —

Trading 1,285 1,410 1,909 1,566 1,444 896

Equity 126 187 194 323 340 315

Debt 347 385 456 589 628 329

Capital Markets 474 572 650 912 967 644

Advisory 417 550 476 516 562 422

Investment Banking 890 1,123 1,126 1,428 1,529 1,066

Asset Management 17 44 27 46 17(0)

Net Revenues 2,192 2,577 3,062 3,040 2,990 1,962

Preferred Interest(15)(4)(43)(3) 0 0

Net Revenues after Preferred Interest 2,177 2,573 3,019 3,036 2,990 1,962

Non-Compensation Expenses 498 671 756 868 989 675

Compensation and Benefits 1,283 1,483 1,771 1,722 1,699 1,182

Total Expenses 1,781 2,154 2,527 2,590 2,687 1,857

Earnings Before Tax & MI 397 419 492 447 303 105

Income Tax 156 133 169 162 142 29

Minority Interest—Equity 17 2 41 11 3 2

Earnings to Common Shareholders/Member’s Equity 224 285 282 274 158 74

Note: As presented in public filings.

Jefferies

Jefferies Adjusted Earnings Overview (excluding Bache)

	Predecessor			Successor		
	FYE Nov. 30,				FYE Nov. 30,	
($ Millions)	11M 2010	2011	2012	LTM 2/28/2014	2014	9M 8/31/2015
Equities	557	594	642	771	696	635
Fixed Income (Adjusted)	728	625	1,004	583	545	180
Other	-	21	13	5	-	-
Trading	**1,285**	**1,240**	**1,659**	**1,359**	**1,241**	**815**
Equity	126	187	194	323	340	315
Debt	347	385	456	589	628	329
Capital Markets	474	572	650	912	967	644
Advisory	417	550	476	516	562	422
Investment Banking	**890**	**1,123**	**1,126**	**1,428**	**1,529**	**1,066**
Asset Management	**17**	**44**	**27**	**46**	**17**	**(0)**
Adjusted Net Revenues	**2,192**	**2,407**	**2,813**	**2,833**	**2,787**	**1,881**
Preferred Interest	(15)	(4)	(43)	(4)	0	0
Adjusted Net Revenues after Preferred Interest	**2,177**	**2,403**	**2,770**	**2,829**	**2,787**	**1,881**
Non-Compensation Expenses (Adjusted)	498	615	621	730	739	560
Compensation and Benefits (Adjusted)	1,283	1,449	1,651	1,611	1,600	1,101
Adjusted Total Expenses	**1,781**	**2,064**	**2,273**	**2,341**	**2,338**	**1,661**
Adjusted Earnings Before Tax & MI	**397**	**339**	**497**	**489**	**449**	**220**
Adjusted Income Tax	**156**	**123**	**171**	**180**	**188**	**66**
Adjusted Minority Interest - Equity	**17**	**2**	**41**	**11**	**3**	**2**
Adjusted Earnings to Common Shareholders/Member's Equity	**224**	**215**	**285**	**298**	**258**	**152**

Note: The adjusted financial measures presented herein are non-GAAP financial measures and represent Jefferies results of operations excluding the impact of the results of operations of the Bache business for 2011, 2012, LTM 2/28/2014, 2014 and 9M 8/31/2015. See pages 176 - 177 for a reconciliation to GAAP figures.

61

Revenue and Earnings Growth Post-Financial Crisis

($ Millions)

Adjusted Net Revenues (ex-Bache) (1)(2) Investment Banking Equities Fixed Income Asset Management

$4,000 Pre-Financial Predecessor Successor

Crisis 2,813 2,833 2,787

$3,000 2,407

2,192 583 545

625 1,004 1,881

$2,000 1,458 728 771 696 180

594 642 635

$1,000 557 1,428 1,529

890 1,123 1,126 1,066

$0

Adjusted Net Earnings to Common Shareholders/Member’s Equity (ex-Bache) (1)(2)

Pre-Financial Predecessor Successor

Crisis

$400

285 298

$300 206 224 215 258

$200 152

$100

$0

Excludes predecessor first quarter ending 2/28/13. Net Revenue and Net Earnings to Common Shareholders for the excluded quarter total $819 million and $80 million, respectively.

Adjusted Net Revenues and Net Earnings to Common Shareholders/Member’s Equity are non-GAAP measures and represent results excluding the impact of the results of the Bache business. See pages 176—177 for a reconciliation to GAAP figures.

Balance Sheet Overview

Jefferies Group LLC

Balance Sheet as of 8/31/2015

Assets Liabilities and Equity

Cash & Cash Equivalents $ 3,442 Short-term Borrowings $ 12

Cash & Securities Segregated 904 Financial Instruments Sold, Not Yet Purchased 9,448

Financial Instruments Owned 18,892 Securities Loaned 3,645

Investments in Managed Funds 87 Securities Sold Under Agreements to Repurchase 10,841

Loans to and Investments in Related Parties 782 Other Secured Financings 807

Securities Borrowed 7,703 Obligation to Return Securities Received as Collateral 11

Securities Purchased Under Agreements to Resell 4,274 Payables to Brokers, Dealers and Clearing Organizations 2,470

Securities Received as Collateral 11 Payables to Customers 2,781

Receivables from Brokers, Dealers and Clearing Organizations 2,056 Accrued Expenses and Other Liabilities 1,063

Receivables from Customers 1,303 Long-term Debt 6,194

Fees, Interest and Other Receivables 304 Total Liabilities $37,271

Premises and Equipment 243

Goodwill 1,660 Member’s Equity 5,481

Other Assets 1,124 Noncontrolling Interests 32

Total Equity $ 5,514

Total Assets $42,785 Total Liabilities and Equity $42,785

Leverage: (1) 7.8x

Leverage (excluding impacts of the Leucadia Transaction): (2) 9.8x

Tangible Gross Leverage: (3) 11.4x

Leverage ratio equals total assets divided by total equity.

Leverage ratio (excluding impacts of the Leucadia transaction) (a non-GAAP financial measure) equals total assets less the increase in goodwill and asset fair values in acquisition accounting of $1,957 million less amortization to date of $120 million on assets recognized at fair value in acquisition accounting divided by the sum of total equity less $1,342 million, being the increase in equity arising from merger consideration of $1,426 million excluding the $125 million attributable to the assumption of Jefferies’ preferred stock by Leucadia, and less the impact on e quity due to amortization to date of $41 million on assets and liabilities recognized at fair value in acquisition accounting.

Tangible gross leverage ratio (a non-GAAP financial measure) equals total assets of $42,785 million less goodwill and identifiable intangible assets of $1,891 million divided by tangible member’s equity of $3,590 million. Tangible member’s equity represents total member’s equity of $5,481 million less goodwill and identifiable intangible assets of $1,891 million. The tangible gross leverage ratio is used by rating agencies in assessing our leverage ratio.

Disciplined Approach to Risk

Jefferies

- Our firm is built on a disciplined and consistent approach to leverage, funding and asset-quality; these principles have served as our foundation for decades

Historical Leverage (1)



($ Millions)
Predecessor
Successor
$60,000
$40,000
$20,000
$-
17.0x
14.0x
11.0x
8.0x
5.0x
4Q 08
1Q 09
2Q 09
3Q 09
4Q 09
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12
2Q 12
3Q 12
4Q 12
1Q 13
2Q 13
3Q 13
4Q 13
1Q 14
2Q 14
3Q 14
4Q 14
1Q 15
2Q 15
3Q 15
Total Capital
Gross Assets
Leverage

Level 3 Financial Instruments Owned (2) **as a Percentage of Financial Instruments Owned**



Predecessor
Successor
8%
6%
4%
2%
0%
6% 6% 4% 4% 5% 3% 2% 2% 2% 2% 3% 3% 2% 3% 3% 3% 2% 3% 3% 3% 3% 3% 3% 2% 3% 3% 3% 3%
4Q 08
1Q 09
2Q 09
3Q 09
4Q 09
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12
2Q 12
3Q 12
4Q 12
1Q 13
2Q 13
3Q 13
4Q 13
1Q 14
2Q 14
3Q 14
4Q 14
1Q 15
2Q 15
3Q 15

(1) Q2 2013 through Q3 2015 reflect leverage excluding the impact of the Leucadia transaction (a non-GAAP financial measure), and equal total assets less the goodwill and acquisition accounting adjustments on the merger with Leucadia, less the net amortization to date on asset related purchase accounting adjustments, divided by the sum of total equity less the increase in equity arising from merger consideration excluding the $125 million attributable to the assumption of Jefferies' preferred stock by Leucadia, and less the net amortization to date of purchase accounting adjustments, net of tax. See page 178 for a reconciliation to GAAP figures.

(2) For periods prior to Q2 2013, excludes Level 3 trading inventory assets attributable to third party or employee noncontrolling interests in certain consolidated entities.

Note: In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, "Fair Value Measurement (Topic 820) - Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)." Jefferies has adopted this guidance retrospectively during the second quarter of fiscal 2015.

64

Consistent Tangible Common Equity Growth

Jefferies has significantly and consistently grown tangible common equity

Jefferies’ proactive equity capital raises helped the firm navigate the global financial crisis and capitalize on growth opportunities

Tangible Common Equity (1)

($ Millions)

Predecessor Successor

$4,000

$500 mm $3,590

Equity

$3,500 Issuance

$3,000 $434 mm

Equity

Issuance

$2,500

$2,000

$1,500 $1,386

$1,000(2)

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

08 08 08 08 09 09 09 09 10 10 10 10 11 11 11 11 12 12 12 12 13 13 13 13 14 14 14 14 15 15 15

Tangible Common Equity is a non-GAAP financial measure (defined as Common Equity less Goodwill and Intangibles) widely used by investors in assessing financial services firms.

Decrease primarily due to significant stock buyback in Q1 2013.

Jefferies Business Review

Investment Banking

Investment Banking Revenues Since 1990

($ Millions)

Net Revenues(1) Predecessor Successo

r

$1,750

$1,500 1,480

$1,250

$1,000

890

$750

$500 495

$250

9 72 91

$0

(1) Excludes predecessor first quarter ending 2/28/13. Investment Banking Net Revenues for the excluded quarter totaled $288 million.

Investment Banking – Overview

Jefferies Investment Banking is a leading advisor and underwriter to our clients globally

Approximately 800 investment bankers with deep sector expertise and extensive experience across major industry verticals

On-the-ground presence in 12 countries across the world

24% of our LTM transactions have been for clients domiciled outside of the United States

Well-balanced mix across advisory (40%), equity capital markets (30%) and debt capital markets (30%)

72% of our LTM revenues are from repeat clients

No corporate or financial sponsor client accounted for more than 2.5% of LTM revenue

Investment Banking & Capital Markets

Product

Sector Focus Regions

Capabilities

Consumer Products, Restaurants, Oil & Gas Exploration, Oil & Gas Equity Capital United States

Consumer Retailing Energy Midstream, Oil Field Services Americas Canada

Markets Brazil

Banks, Broker Dealers, Insurance, Biotechnology, Healthcare Services, Debt Capital

Financials Specialty Finance Healthcare Managed Care, Medical Devices,

Pharmaceuticals Markets United Kingdom

Germany

EMEA France

Spain

A&D, Automobiles, Business Services, Cable & Broadcast, Communications Scandinavia

Capital Goods, Chemicals, Distribution, Equipment, Information Services, Mergers & Middle East

Industrials Building Materials, Maritime, Metals & TMT Publishing, Internet, Semiconductors,

Mining, Packaging, Paper, Power & Software, Technology Services, Telecom Acquisitions

Utilities, Security, Transportation & Infrastructure, Entertainment, Wireless &

Logistics Wireline

Municipal Asia China

REGAL Real Estate, Gaming, Leisure Restructuring India

Finance South Japan East Asia

Note: Statistics noted above exclude municipal finance, mortgage and asset backed capital markets transactions.

Investment Banking – Market Update

M&A: Large Transactions Were Active, But Deals Under $5 Billion Accounted For 76% Of The Global M&A Fee Pool(1)

In this $5 billion segment, Jefferies increased its market share globally

We advised on 25% more $1+ billion M&A transactions in 9M 2015 vs. 9M 2014 The size of our median M&A transaction increased 16% in 9M 2015 vs. 9M 2014

Grew 12% In 9M 2015 vs 9M 2014 ECM: Jefferies ECM Revenue

The global ECM fee declined 7%(1) in the same time frame pool Fiscal Q3 2015 was our best quarter ever in ECM revenue

Leveraged Finance: Global Finance Fee Pool Declined 27%(2) In 9M 2015 vs 9M 2014 Leveraged

Jefferies Leveraged Finance business, while impacted by this market trend, increased its market share in 2015 We also made significant progress penetrating the top tier of financial sponsors

We executed “first time” lead left debt financings for 5 of the 10 largest and 8 of the 20 largest global financial sponsors

Per Dealogic.

Global High Yield Bond and Institutional Leverage Loan Issuance per S&P Capital IQ’s LCD Comps.

Investment Banking – Financial Overview

Jefferies

($ Millions)

- Revenues have grown at a compounded annual growth rate of 10%(1) since 2010
  - This compares to 3% for our major competitors
- Results for 9M 2015 were impacted by the significant slowdown in sectors tied to oil and commodity prices
- However, record performance in our Healthcare, Technology, Core Industrial and Real Estate sectors significantly offset this decline
- Current momentum in the business is strong with mandated new business at record levels



Investment Banking Net Revenues (2)
Equity Capital Markets
Debt Capital Markets
Advisory
Predecessor
Successo
r
$2,000
$1,500
$1,000
$500
$0
890
1,123
1,126
1,428
1,529
1,066
11M 2010
2011
2012
LTM Q1'14
2014
9M 2015

(1) Includes Jefferies reported investment banking revenue plus Jefferies Finance fee income.
(2) Excludes predecessor first quarter ending 2/28/13. Investment Banking Net Revenues for the excluded quarter totaled $288 million.

71

Investment Banking – Strategic Priorities

Continue to Increase Managing Director Productivity

Our revenue per sector MD has increased 5% per year since 2010

Further increases in revenue per MD are expected as senior hires over the last several years reach targeted revenue levels and recent MD hires begin to gain traction

Capitalize on Revenue Opportunities in Recently Entered Sectors

In the last 12 months, we have entered 12 new sub-sectors across US, Europe and Asia, giving us access to approximately $2.5 billion of new addressable fee pool

Capitalize on Revenue Opportunities in Recently Entered Countries/Regions

In the last 12 months, we have established on the ground presence in 5 new countries / regions, giving us access to over $3 billion of new addressable fee pool

Jefferies Finance LLC

Jefferies Finance – Overview

Jefferies Finance LLC

($ Millions)

Jefferies Finance, our corporate lending joint venture with Massachusetts Mutual Life Insurance Company, continues to grow steadily and prudently

Established in 2004, Jefferies Finance has demonstrated growth and resilience across multiple business cycles

Jefferies Finance has built a highly successful franchise arranging leveraged loans for distribution to the capital markets

Significant growth in arranged loans, with modest balance sheet expansion

Since inception, Jefferies has successfully syndicated 99%(1) of $58.6 billion of ? Finance commitments

Total Arranged Deal Volume

140

Arranged Volume 132

118 120

# of Deals 100

83 80

64 69 $23,375 60

$21,136 $18,506

40 40

$11,638

$7,689 20

$3,816

0

11M 2010 2011 2012 2013 2014 9M 2015

(1) Successful syndications include transactions in which intended principal was fully syndicated during the primary marketing period.

Jefferies Finance – Dedicated Team

Jefferies Finance LLC

Jefferies Finance has a dedicated 89 person team consisting of experienced loan structuring, underwriting, portfolio management, legal, accounting and administrative professionals

Carl A. Toriello

President

Structuring 14 Professionals

Underwriting 34 Professionals

Portfolio Management 22 Professionals

Legal, Accounting &

Administrative 18 Professionals

Jefferies Finance – Product Offerings

Jefferies Finance LLC

Full suite of committed and best efforts syndicated financing alternatives across all major industries

Composition of $23.4 Billion Arranged Volume in FY 2014

Products and Services Types of Financing Industries Covered

Revolving Credit Facilities Fully Committed Borrowers diversified across industries

1st and 2nd Lien Term Loans ? Acquisition Financings Particular strength in Consumer, Healthcare,

? Special Situations (e.g., Debtor-in-Possession Industrials, and TMT

Bridge Commitments financing)

Asset-based loans Best Efforts

Administrative Agency Services ? Dividend Recapitalizations

Refinancings

4.5% 0.8%

9.3% 8.6%

9.4%

8.6% 7.1% 26.2%

17.9%

54.9% 24.3%

17.5%

82.1% 13.3%

15.6%

TMT

Acquisition Dividend Recap Consumer & Retail

1st Lien 2nd Lien Bridge Backstop Refinancing Repricing Industrials

Healthcare

Other Business and Financial Services

Energy & Maritime

Gaming & Leisure

Jefferies Finance – League Tables

Jefferies Finance LLC

($ Millions)

Jefferies Finance has consistently grown market share despite overall market declines

U.S. LBO Bookrunner U.S. Overall Sponsored Bookrunner

1H 2015 1H 2015

Lender Rank Volume # of Deals Market Share Lender Rank Volume # of Deals Market Share

Barclays 1 $3,874 14 12.5% BAML 1 $11,636 83 8.7%

Jefferies Finance 2 3,406 9 11.0 Barclays 2 10,722 49 8.0

RBC Capital Markets 3 2,147 10 6.9 Citi 3 10,535 30 7.9

Credit Suisse 4 2,078 11 6.7 Credit Suisse 4 9,774 48 7.3

Morgan Stanley 5 1,944 7 6.3 Wells Fargo 5 9,419 60 7.1

Citi 6 1,865 4 6.0 JP Morgan 6 8,902 42 6.7

Deutsche Bank 7 1,834 9 5.9 Jefferies Finance 7 7,636 38 5.7

Nomura Holdings 8 1,761 7 5.7 RBC Capital Markets 8 7,454 36 5.6

Macquarie Group 9 1,606 5 5.2 Deutsche Bank 9 6,815 39 5.1

GE 10 1,390 20 4.5 Goldman Sachs 10 6,112 39 4.6

Other 9,147 29.5 Other 44,297 33.2

Total $31,051 100.0% Total $133,302 100.0%

Volume and Market Share

U.S. LBO U.S. Overall Sponsored

$90,496 $94,617

$516,556

11.0%

$384,834 5.7%

5.7% $31,051

5.4% 3.2% $133,302

2.6%

2013 2014 1H 2015 2013 2014 1H 2015

Deal Volume Market Share Deal Volume Market Share

Source: Thomson Reuters LPC.

Jefferies Finance – Summary Financials

($ Millions) Jefferies Finance LLC

Jefferies Finance has significantly grown revenues and pre-tax earnings

Net Revenues

$250 205

$200 168 181 166

$150 121

94

$100

$50

$0

Pre-tax Earnings

$200

$150 133 138 144

113

$100 76 92

$50

$0

Jefferies Finance – Strategic Priorities

Jefferies Finance LLC

Continue to drive market share in our core U.S. Sponsor Finance business, leveraging the strength and momentum of Jefferies Investment Banking

Expand in complementary areas: middle market, asset-based lending and asset management

Grow European franchise, leveraging Jefferies’ European Investment Banking platform

Equities

Equities – Overview

Jefferies is a leading global institutional equities franchise

Sales and trading across North America, EMEA and Asia Pacific, with major trading hubs in New York, London and Hong Kong 273 research professionals covering over 2,000 companies (excluding Asia research alliances) Leading client-offerings across cash equities, electronic trading, listed equity derivatives, convertible bonds, ETFs, prime services and equity capital markets

Core U.S. equity sales & trading business pioneered block trading more than 50 years ago Focused on providing best-in-class ideas, execution and service to our clients

Global Equities

Americas EMEA Asia Pacific

Listed Equity Listed Equity Electronic

Cash Equities Cash Equities Cash Equities

Derivatives Derivatives Trading

Electronic Electronic

Convertibles Convertibles Research Convertibles

Trading Trading

Investment

Research Capital Markets Research Prime Services Capital Markets

Companies

Prime Services Prime Services Capital Markets

Equities – Market Update

Jefferies

1H15 Wallet Growth versus Jefferies Market Share Growth


Street Wallet
Jefferies Market Share
Americas - $10.0bn Wallet (1)
15%
10%
5%
0%
-5%
12%
2.98% Mkt Share
-4%
EMEA - $7.0bn Wallet (1)
5%
4%
3%
2%
1%
0%
-1%
-2%
4%
1.72% Mkt Share
-2%
UK - $1.8bn Wallet (1)
10%
5%
0%
-5%
-10%
8%
2.94% Mkt Share
-7%
Asian - $7.2bn Wallet (1)
20%
18%
16%
14%
12%
10%
15%
16%
0.85% Mkt Share

Global Market Wallets – Cash Equities [(1)]

- Global market wallet up $410 million from CY 2014 to annualized 1H 2015 (+2%)
  - Americas market wallet has decreased $402 million from CY 2014 to annualized 1H 2015 (-4%)
  - EMEA market wallet has decreased $116 million from CY 2014 to annualized 1H 2015 (-2%)
    - UK market wallet has decreased $146 million during the same period (-7%)
  - Asia market wallet has increased $928 million from CY 2014 to annualized 1H 2015 (+15%)

Listed Equity Derivatives and Convertible Bonds

- Demand for U.S. listed options remains strong
- Year to date ADV is tracking at 16.8 million contracts through August, compared to 2011 ADV volumes of 18.1 million contracts, which was the highest in the history of U.S. options trading [(2)]
- Jefferies consistently ranks in the top 10 with current market share of 7.09% for U.S. listed options [(1)]
- Jefferies ranks 4th in U.S. Convertible Trading with market share of 10.4% [(1)]

(1) Third Party Market Survey: Cash Equities includes cash, algorithms and program trading; Listed Equity Derivatives commentary reflects 1H 2015; Convertibles commentary reflects 2015 rank and market share per the 2015 Greenwich survey.
(2) The Options Clearing Corporation, www.theocc.com (Data CYTD through 8/31/2015).

82

Equities – Market Share and Rank

Ranked #1 trading large cap stocks among U.S. full service in a broad transaction cost analysis published by Pensions & Investments (Aug ‘15), beating the average transaction cost by more than 43 basis points

Top 10 broker of U.S. equities, equity options and convertibles

Ranked 4th in U.S. Convertible Trading with 10.4% market share (2015 Greenwich

Associates survey)

Equity execution capabilities in over 45 countries across the Americas; Europe, Middle East & Africa; and Asia Pacific

Consistent improvement in market share and rank over the last several years

(1)

Source: Third Party Market Survey for all products except Convertibles, which is sourced from the 2015 Greenwich survey.

Equities – Financial Overview

($ Millions)

Jefferies has significantly grown revenues and market share post-financial crisis

Growth largely driven by our client focus, enhanced global capabilities and the momentum of the overall Jefferies platform

Major ongoing growth opportunities: momentum in Europe and Asia; further client penetration and cross-selling globally; electronic trading; prime brokerage

2012, LTM Q1 2014, 2014 and 9M 2015 exclude gains and losses from holdings in KCG Holdings and HRG Group of $152 million, $76 million, $5 million and $27 million, respectively.

Excludes predecessor first quarter ending 2/28/13. Equities Net Revenues for the excluded quarter totaled $141 million (excluding gains of $26 million from holdings in KCG Holdings).

Equities – Global Strategic Priorities

Global Electronic Trading Distribution

Increase the breadth of clients, as well as expanding penetration with existing clients

Grow the EMEA and Asia Electronic distribution platform and continue to cross-sell capabilities across regions

Prime Brokerage

Capitalize on U.S. opportunities to serve mid-sized prime brokerage clients that are increasingly underserved by the large bank holding companies

Continued focus on the efficient use of balance sheet and higher ROA clients

Leverage the Strength and Depth of our European Capabilities

Grow European research coverage into new sectors and broaden existing sector coverage

Further enhance distribution capabilities in Continental Europe

Fixed Income

Fixed Income – Overview

.Jefferies serves clients across all major cash products in the U.S. and Europe

-Approximately 500 sales, trading, research and strategy professionals globally

-Primary Dealer or equivalent in U.S., U.K., Germany, Netherlands, Portugal and Slovenia

-Focused on providing best-in-class ideas, facilitation and execution to our clients

-Minimal exposure to OTC swaps or illiquid, hard-to-value securities

Fixed Income

Emerging

Markets

Capital Markets

Global Sales &

Trading

Municipal

Securities

Sales &

Trading

Capital Markets

Investment

Grade

Capital Markets

U.S.

Corporates

Sales &

Trading

International

Sales &

Trading

Leveraged

Finance

U.S. Sales &

Trading

International

Sales &

Trading

Distressed

Global

Rates

U.S. Treasuries

U.S. Agencies

European

Government

Bonds

U.S. & Euro

Repo Financing

European

Supras &

Agencies

Covered Bonds

MBS / ABS /

CMBS

Global

CDO/CLO

Global ABS

Global MBS

Global CMBS

Project Finance

Global Capital

Markets

Foreign

Exchange

Global Sales &

Trading

Capital Markets

Fixed Income – Market Update

.Markets are currently being influenced by central bank intervention and global balance sheet deleveraging

.Over the last twelve months, uncertainty surrounding the global economy has increased,

driven by China, Emerging Markets, Greece and commodities

-This caused a further slowdown in secondary market volumes as spreads widened, new issue activity in leveraged products slowed, and trading liquidity in certain market segments declined

.Significant regulation has also been implemented; most notably Dodd Frank, the Volcker

Rule and additional capital requirements

-This has resulted in a decrease in RWAs, balance sheet and market liquidity, as well as reduced product offerings and increased capital and compliance costs across bank holding company trading platforms

Fixed Income – Financial Overview

($ Millions)

Adjusted Fixed Income Net Revenues (ex-Bache); No Credit for Investment Banking Origination and Distribution

(1,2)

245

728 625

1,004

583

545

180

$0

$500

$1,000

$1,500

2006

11M 2010

2011

2012

LTM Q1’14

2014

9M 2015

Predecessor

Successor

Pre-Financial

Crisis

(1)Excludes predecessor Q113 Fixed Income Net Revenues of $292 million.

(2)Adjusted Fixed Income Net Revenues is a non-GAAP measure and represents results excluding the impact of the net revenues of the Bache business.

See pages 176—177 for a reconciliation to GAAP figures.

.Jefferies Fixed Income is focused on high margin, differentiated cash products, primarily in credit markets

.The period September 2014 through August 2015 has been characterized by inconsistent credit market activity, and significant price declines due to challenges at energy companies and the ongoing transition from quantitative easing

.Against the challenging revenue environment, the quality of Jefferies’ team and relationships have improved and should continue to strengthen

.As market activity recovers, Jefferies continues to have an opportunity to build relationships further, enhance capabilities and grow market share

Fixed Income – Strategic Priorities

.Refocus Fixed Income by better utilizing our resources to be more efficient with capital, risk and balance sheet, and deliver better margins and returns

.Focus on further developing our core businesses, such as

global credit, which align well with our growing Investment

Banking platform

.Leverage our platform to selectively target opportunities

-Grow average transaction size for increased profitability

-Globally coordinate and grow complementary products to align further and more fully with our clients (Agency Foreign Exchange and Emerging Markets)

JefferiesLCC_Jef logo_without tag.wmf

Jefferies LoanCore Loan Volume Originated through 8/31/15(1)

Jefferies LoanCore – Overview

.Jefferies LoanCore, a joint venture between Jefferies and GIC Private Ltd (f.k.a. Government of

Singapore Investment Corporation), is a finance company focused on originating and securitizing commercial mortgage loans

.Jefferies LoanCore has established itself as a leading lender to commercial real estate borrowers

-Team of 35 originators sources differentiated lending opportunities across major U.S. and U.K.

markets

-Since inception to 8/31/15, JLC has originated 373 real estate assets with an aggregate principal balance of $8.0 billion, secured by various property types in 45 states and the U.K.

-Participated in 14 successful securitizations totaling more than $4.6 billion to date

($ Millions)

(1)Includes fixed rate and floating rate loans, bridge lending, mezzanine, and preferred investments.

$1,037

$2,291

$1,875 $1,998

49

123

105

70

-10

10

30

50

70

90

110

130

2012

2013

2014 9M 2015

Arranged Volume

# of Deals JefferiesLCC_Jef logo_without tag.wmf

Jefferies LoanCore – Origination Platform

.Jefferies LoanCore’s team is comprised of over 50 professionals, 35 of whom are dedicated to origination

.Long-standing strategic relationships with property owners, developers, mortgage brokers and investors

.Ability to provide borrowers with access to mortgage loan products on a ‘‘wholesale’’ (or direct lender) basis

3

5

3

6

3

Chicago

Atlanta

San Francisco

Los Angeles

Orange County

Greenwich

3

United Kingdom

12

Key

West

Southeast

Midwest

Northeast

#

Origination staff

JefferiesLCC_Jef logo_without tag.wmf

Jefferies LoanCore – Diversified Loan Origination

.Jefferies LoanCore has diverse origination capabilities with loans (primarily consisting of first mortgages) spanning multiple geographies and property types

Asset Type (1)

Property Type (1)

Regions Covered (1)

(1) Loans originated and purchased by original balance from inception to 8/31/15.

CA

22%

NY

16%

FL

8%

TX

6%

United

Kingdom

4%

MI

3%

GA

3%

NV

3%

DC

3%

IL

3%

WA

3%

36 Other

States

26%

Office

26%

Retail

16%

Hospitality

14%

Multifamily

14%

Mixed Use

13%

Industrial

6%

Various &

Other

5%

Manufactured Housing

5%

Self Storage

1%

First

Mortgage

95%

Subordinated

Debt

5%

JefferiesLCC_Jef logo_without tag.wmf

Jefferies LoanCore – Financial Overview

.Following a challenging market environment in 2014, Jefferies LoanCore’s profitability has recovered in

2015 driven by improved volume and market execution

-Opportunities for significant medium-term growth; upcoming CMBS maturity-wall as well as expansion in dislocated, but well-established, markets such as the U.K.

Jefferies LoanCore Pre-Tax Earnings

($ Millions)

$84

$85

$38

$62

$0

$50

$100

2012

2013

2014

9M 2015

JefferiesLCC_Jef logo_without tag.wmf

Jefferies LoanCore – Strategic Priorities

.Grow loan originations, capitalizing on the upcoming “wall” of CMBS maturities in

2016 and 2017

.Establish a complementary REIT platform

.Capitalize on growth in dislocated but well-established markets, such as the U.K.

JefferiesLCC_Jef logo_without tag.wmf

Risk Management

Risk Principles

Jefferies’ comprehensive risk management framework has been a foundation for our success across market cycles

.Culture

-We are all Partners at our firm, collectively building for the long-term on a foundation established over 50+ years

.Hands-on

-Our senior management and Board are deeply involved in the “nuts and bolts” of how and where we are taking risks across the firm

.Integrated

-Our independent risk management group and our business leaders are deeply integrated into our trading desks, ensuring a clear and comprehensive view of the firm’s risk

.Asset Quality

-Jefferies is dedicated to serving our clients in liquid, transparent products. We limit illiquid assets and derivatives to ensure the overall liquidity and health of our balance sheet

Risk Management Summary Framework

Note: Dotted lines represent communication lines.

Jefferies Group

Board of Directors

Firmwide

Committees

Independent

Price

Verification

New Business

Business Line

Committees

Market Risk

Management

Credit Risk

Management

Operational

Risk

Management

Underwriting

Acceptance

Audit Firm Management

Compensation

Corporate

Governance and

Nominating

Executive

Operating

Risk

Management

Asset / Liability

Chief Risk Officer /

Global Treasurer

Capital and

Liquidity

Margin

Oversight

Quarterly VaR Average

($ Millions)

Annual VaR Average

($ Millions)

VaR Report

$0

$5

$10

$15

$20

1Q 10

3Q 10

1Q 11

3Q 11

1Q 12

3Q 12

1Q 13

3Q 13

1Q 14

3Q 14

1Q 15

3Q 15

Avg. VaR related to KCG & HRG

Avg. Firmwide VaR excluding KCG & HRG

$0

$5

$10

$15

$20

2010

2011

2012 2013

2014

9M 2015

Avg. VaR related to KCG & HRG

Avg. Firmwide VaR excluding KCG & HRG

0

20

40

60

80

120

140

<(8)

(8)-(4)

(4)-(0)

0-4 4-8

8-12

12-16

16-20

>20

# of Days

$ Millions

2011

2012

2013 2014

2015 LTM

Distribution of Daily Net Trading Revenues (Excluding KCG Holdings and HRG Group)(1)

VaR Report and Trading Revenues

(1)Historically, Jefferies has presented Distribution of Daily Net Trading Revenues including KCG Holdings and HRG Group.

(2)Number of Breaches represents the number of days during a given period where net trading losses were greater than VaR estimates.

Historical Negative Trading Revenues Days

20112012201320142015Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Negative Trading Rev. Days ex. KCG Holdings and HRG Group10010102662011114162169518Total Number of Negative Trading Rev. Days:1001010266201100187717111021Number of Breaches (2)—2———11—1-2—2

Capital and Liquidity

Management

Liquidity and Funding Principles

Jefferies’ long-standing liquidity and funding principles have maintained the strength and soundness of our platform across market cycles

.Owning inventory that is composed of liquid assets that turn over regularly, with Level

3 assets less than 3% of inventory

.Maintaining a sound, long-term capital base and reasonable leverage relative to our business activity

.No material reliance on short-term unsecured funding or customer balances. No commercial paper program

.Short term secured funding that is readily and consistently available through clearing houses, or fixed for periods of time that exceed the expected tenure of the inventory they are funding

.Assessing capital reserves and maintaining liquidity to withstand adverse changes in the trading or financing markets and a firm specific idiosyncratic stress

.Where appropriate, entering into partnerships and joint ventures with complementary long-term partners to pursue business opportunities that otherwise may exceed our capital capacity or risk tolerance (Jefferies Finance, Jefferies LoanCore)

5.0x

6.0x

7.0x

8.0x

9.0x

10.0x

11.0x

12.0x

13.0x

14.0x

15.0x

$-

$10,000

$20,000

$30,000

$40,000

$50,000

1Q 10

2Q 10

3Q 10

4Q 10

1Q 11

2Q 11

3Q 11

4Q 11

1Q 12

2Q 12

3Q 12

4Q 12

1Q 13

2Q 13

3Q 13

4Q 13

1Q 14

2Q 14

3Q 14

4Q 14

1Q 15

2Q 15

3Q 15

Total Capital

Gross Assets

Leverage

Historical Quarterly Leverage (1)

($ Millions)

Limited Leverage

Predecessor

Successor

(1)Total assets divided by total equity. Q2 2013 through Q3 2015 exclude the impact of the Leucadia Transaction (a non-GAAP measure). See page 178 for a reconciliation to GAAP figures.

(1)

.Jefferies has a long-standing policy of carefully managing balance sheet leverage

.In periods of stress, Jefferies has demonstrated the ability to rapidly reduce leverage without unduly impacting our business

Fundability of Collateral

.Liquid, easy to fund collateral. 91% Tier 1 or Tier 2 collateral funded with average haircuts of 5% or below. Tier 3 average haircut of 11%

.98 Lenders providing liquidity for Tier 2,3 and 4 collateral with the largest lender at only

10% of the total

.Less than 1% of inventory deemed Tier 4 with an average haircut of 31%

Tier 1: CCP Eligible

60%

Tier 2: Agency CMO’s, IG

Fixed Income, Listed

Equities

31%

Tier 3 Non-IG Fixed

Income, Convertibles,

Mortgage Whole Loan

9%

Tier 4: Corporate Loans,

Distressed Debt and

Equities, Investments,

CLO/CDO Equity

0.4%

Global and Legal Entity Liquidity Stress Model

.Stress test contingency liquidity outflows at the global and regional level

-100% loss of non-cleared repo and stock loan

-Higher margins at CCP’s and clearing organizations

-100% loss of customer credit balances

-Buy back Jefferies debt for market support

-Collateral outflows on ISDA/CSA’s

-Intraday liquidity at clearing banks

-No sale of assets for a minimum 30 Days

-Assume no movement of liquidity between regulated entities.

.Maintain positive stressed liquidity position for a minimum of 30 days at global and at legal entity level

Jefferies Group,

$1,418MM 27%

Jefferies

International,

$1,227MM

24%

Jefferies LLC,

$1,998MM 39%

Other, $508MM

10%

Global Liquidity Pool—$5,151mm or 12% of

Assets

Long-Term Debt Profile

Long-Term Debt Maturity Schedule (Notional) (1)

($ Millions)

.As of 08/31/15, our $5 billion notional of long-term debt had a weighted average maturity of approximately 8.4 years (1)

.No maturity of long-term debt in a single year is greater than 20% of outstanding long-term debt; $850 million of formerly long-term debt matures in the next six months and will be repaid using available cash

$0

$200

$400

$600

$800

$1,000

2017

2018

2019

2020

2021

2022

2023

2024

2025

2026

2027

2028

2029

2030

2031

2032+

(1)Long-Term Debt does not include $500 million Senior Notes maturing November 9, 2015 and $350 million Senior Notes maturing March 15, 2016.

Summary

.Our business model, risk metrics, and liquidity/funding

principles and implementation haven’t changed, and remain

focused and vigilant, as always

.With the refocus of Fixed Income, we expect reduced balance sheet, risk and capital utilization, along with better

profitability and returns

Q & A

IRQuestions@Leucadia.com

Leucadia Merchant Banking

Leucadia Merchant Banking – Overview

6/30/15

% Ownership

6/30/15

Book Value

National Beef 79%

$766 million

HRG

23%

$606 million

($476 million at cost)

Vitesse

96%

$260 million

Juneau

98%

$194 million

Garcadia

~75%

$185 million

Linkem

55%

$146 million

Conwed

100%

$115 million

Golden Queen

35%

$81 million

Idaho Timber

100%

$74 million

National Beef®

Business Overview

.National Beef processes ~3 million fed cattle per year representing ~12.5% market share

-2 processing plants strategically located in Liberal and Dodge City, KS

-Primary competitors: Cargill, JBS, Tyson

-Export beef and beef by-products to more than 20 countries

.Beef processing is a spread margin business, so National Beef is intensely focused on value-added production to drive superior performance versus its commodity-focused competitors

-National Beef operates 3 further processing plants converting beef and pork into fresh, consumer-ready products

-Strategically located in PA, GA and KS

.National Beef’s tannery is among the largest in the world

-Converts raw cattle hides to wet blue leather for use in finished leather production for automotive, shoes, fashion, etc.

.www.kansascitysteaks.com

-Premium direct-to-consumer beef, center-of-the-plate entrees, side dishes and desserts

.U.S. beef cowherd is positioned for meaningful growth. Record profits in cow-calf sector and excellent pasture conditions have led to increased heifer retention and reduced beef cow slaughter. While this has put negative pressure on packing industry margins for the last few years, in the longer run it bodes well for margins as it will lead to an increase in the number of fed cattle available for slaughter

Industry Update

28%

30%

32%

34%

36%

38%

40%

42%

44%

Jan-80

Jan-85 Jan-90

Jan-95 Jan-00

Jan-05 Jan-10

Jan-15

Heifer Slaughter as a % of Combined Steer/Heifer Slaughter

Monthly Ratio

13-month

Rolling

Average Ratio

Source: USDA.

.Supplies of cattle available for slaughter are projected to start increasing in 2016

.Beef demand should improve as prices become more competitive with pork and poultry products

.As plant capacity utilization rates begin to increase, industry margins should improve

U.S. Steer & Heifer slaughter

Million head

Years

Projected 2015-20

Industry Update (continued)

Source: USDA and CattleFax.

Profit from Operations ($ Millions) (1, 2)

Revenue ($ Billions) (1)

Financial Performance

.The beef processing industry is cyclical and working capital intensive. However, it has significant barriers to entry and offers attractive prospects for free cash flow generation over the cycle

.Given cattle supply constraints, strategies designed to drive margin expansion are more important to long-term profit growth versus those focused on increasing total revenue

(1)Prior to being acquired by Leucadia in December 2011, National Beef’s fiscal year ended in August. In addition, 2012 amounts are not comparable to prior periods as they reflect the application of acquisition accounting for National Beef, principally resulting in greater depreciation and amortization expenses during 2012, 2013 and 2014.

(2)Profit from operations is a non-GAAP measure. Profit from operations equals pre-tax income, plus depreciation and amortization expenses and excluding interest expense / (income), net, and an impairment in 2013. See page 179 in the appendix for a reconciliation to GAAP amounts.

$5.4

$5.8

$6.8

$7.5

$7.5

$7.8

$0

$2

$4

$6

$8

2009

2010

2011

2012

2013 2014

FYE August, FYE December,

$212.7

$313.3 $324.5

$154.5

$121.7

$59.5

$0

$100

$200

$300

$400

2009

2010

2011

2012

2013 2014

FYE August, FYE December,

Profit from Operations ($ Millions) (1)

Revenue ($ Billions)

Financial Performance (continued)

.2015 6M financial results have been negatively impacted by lower slaughter numbers, down ~16% vs. 2014, record high prices for cattle and an 8.1%

year-over-year decline in USDA drop credit values, including a 32% decline in hide prices in the first half of 2015. These were mitigated, in part, by higher prices for beef and improved volumes and margin in our consumer ready businesses

(1)Profit from operations is a non-GAAP measure. Profit from operations equals pre-tax income, plus depreciation and amortization expenses and excluding interest expense / (income), net. See page 179 in the appendix for a reconciliation to GAAP amounts.

$3.9 $3.9

$0

$2

$4

$6

$8

2014 2015

6 months

Ending June,

$27.4

$9.3

$0

$10

$20

$30

2014

2015

6 months

Ending June,

2015 Developments

.In our Consumer Ready business, we have replaced much of the volume lost when Walmart exited our relationship in 2013 with a more diverse customer base seeking a broader selection of product offerings

.In response to a worldwide disruption in the leather industry, caused by reduced end-user demand, ongoing realignment in the Chinese market and

U.S. port disruptions, we temporarily reduced our production of wet blue leather and significantly decreased our inventory

.Kansas City Steak Company is growing revenue at 30% vs. 2014

Strategic Priorities

.Focus on additional value-added production

-Ongoing dialogue with retailer and food service providers regarding consumer-ready, portion-controlled and ready-to-cook product lines

-Currently operate 3 further processing plants with capacity available for growth

-We are increasing value-added capabilities at our Kansas beef processing plants

.Drive volume and margin through our expanded and modernized tannery

-Providing high quality lime-fleshed, wet blue hides to recurring customers from one of the largest and most technologically advanced facilities in the world

.Maintain market share and enhance profitability

-Capture value of efficiencies and operational improvements

-Position company for long-term rebound in domestic herd size

-Focus on export opportunities as markets develop

.Execute on strategic plan to drive significant growth of Kansas City Steak

Company

HRG/GROUP

Company Overview

.NYSE-listed diversified holding company (NYSE: HRG) that operates in four business segments:

-Consumer Products – Spectrum Brands (NYSE: SPB, ~58% ownership (1))

-Insurance – Fidelity & Guaranty Life (NYSE: FGL, ~81% ownership (1)); FrontStreet

Re (100% ownership)

-Energy – Compass Production (~100% ownership)

-Asset Management (de minimis net book value)

Spectrum Brands

untitled

(1)Source: HRG Group’s 3rd Quarter August 6, 2015 Conference Call presentation

https://photos.prnewswire.com/prnvar/20150309/180478LOGO

Key Ownership Details

.Initial investment September 2013 with follow-on purchases in March and

November 2014

.Total Cost: $476 million

.Fair Market Value at 06/30/15: $605.8 million

.Ownership: 23.1% (1)

.Joseph Steinberg serves as Chairman and Andrew Whittaker serves as a Director

(1)Leucadia owned 46.6 million shares as of 6/30/15.

2015 Developments

.Driving simplification and strategic focus

-Supporting growth initiatives at Spectrum

-Exploring strategic alternatives for Fidelity

-Maximizing recovery of capital at Salus

-Managing liquidity and leverage at Compass(1)

.Successfully raised $400 million through a series of tack-ons to existing notes

-Offers were all well over-subscribed

-$282 million of proceeds used to acquire 49% of common stock offered by

Spectrum Brands in connection with acquisition of Armored AutoGroup (2)

https://photos.prnewswire.com/prnvar/20150309/180478LOGO

(1)As per HRG Group’s 3rd Quarter 2015 Conference Call Presentation released on August 6th, 2015.

(2)As per HRG Group’s 3rd Quarter 2015 10-Q.

Spectrum Brands Overview

https://photos.prnewswire.com/prnvar/20150309/180478LOGO

.Spectrum Brands (NYSE: SPB) is a global

consumer products company focused on

delivering a portfolio of consumer products

with the same performance for a lower

price / better value

.Core segments are Global Batteries &

Appliances, Pet, Home & Garden,

Hardware & Home Improvement, and

Global Auto Care

.Achieved quarter-over-quarter net sales

and adjusted EBITDA growth with few

exceptions since FY 2009. Expects to

generate up to $440 million of free cash

flow in FY 2015 (ending 9/30/15), up from

$359 million in 2014 (1)

.Closed $1.4 billion Armored AutoGroup

acquisition on May 21, 2015 which

expanded SPB into the growing, highly-

profitable automotive aftermarket category

(1)As per Spectrum Brands 9/29/15 Press Release.

(2)As per Spectrum Brands 9/30/15 Denver Investors Presentation. (a) Reflects pro forma as if Russell Hobbs merger completed at beginning of respective period. (b) Reflects pro forma as if HHI acquired at beginning of respective period. The pre-acquisition earnings and capital expenditures of HHI do not include the TLM Taiwan business as stand alone financial data is not available for the periods presented. The TLM Taiwan business is not deemed material to the Company’s operating results.

(3)LTM 6/30/15 financials per HRG Group’s 3rd Quarter 2015 10-Q.

$272 $297

$391

$432 $457

$668 $677

$724

$757

11.7%

12.2%

13.0%

13.9% 14.3%

15.8% 15.8%

16.4% 16.6%

FY2007

FY2008

FY2009(a)

FY2010(a)

FY2011

FY2012(b)

FY2013(b)

FY2014

LTM 6/30/15(3)

Adjusted EBITDA ($ Millions) / Margin Performance (2)

$2,333 $2,427

$3,006

$3,111 $3,187

$4,226 $4,277 $4,429 $4,560

FY2007

FY2008

FY2009(a)

FY2010(a)

FY2011

FY2012(b)

FY2013(b)

FY2014

LTM 6/30/15(3)

Net Sales Performance ($ Millions) (2)

Financial Performance

(1)Source: Consumer, Insurance and Energy FY 2012, FY 2013 and FY 2014 financials per HRG Group’s 2014 10-K. All 9M Ending financials per HRG

Group’s 3rd Quarter 2015 10-Q. Consumer – Pro Forma Net Sales and Adjusted EBITDA; Insurance – Adjusted Operating Income; and Energy –

Adjusted EBITDA are non-GAAP measures. See HRG Group’s 2014 10-K and 2015 3rd Quarter 2015 10-Q for reconciliation to GAAP measures.

(2)FY 2012 and FY 2013 are pro forma as if Hardware & Home Improvement Group was acquired at the beginning of the respective periods.

https://photos.prnewswire.com/prnvar/20150309/180478LOGO

FYE September 30,9M Ending2012201320146/30/146/30/15Consumer (1)(2)Pro Forma Net Sales4,226$ 4,277$ 4,429$ 3,251$ 3,382$

Adjusted EBITDA668 677 724 538 571

% Margin15.8%15.8%16.4%16.5%16.9%

Insurance (1)Revenues1,222$ 1,348$ 1,350$ 1,067$ 725$

Adjusted Op. Income278 154 155 123 75

% Margin22.7%11.4%11.4%11.5%10.3%

Energy (1)RevenuesNA90$ 147$ 112$ 85$

Adjusted EBITDANA40 63 50 24

% MarginNA43.9%43.1%44.3%28.6%

($ Millions)

Sum of the Parts Valuation (Dilutive) without AOCI

Source: Sum of the Parts Valuation per HRG Group’s 3rd Quarter August 6, 2015 Conference Call presentation, updated for closing market prices on 10/05/15.

Book values are as of 06/30/15.

(1)HRG Group’s 08/06/15 Conference Call presentation valuation of Spectrum Brands is based on a volume weighted average closing price of $99.45 for the 20 day trading period ended 06/30/15. On 10/05/15, Spectrum Brands’ closing price was $96.38. HRG Group’s 08/06/15 Conference Call presentation valuation of the Insurance Segment is based on a volume weighted average closing price of $23.13 for Fidelity & Guaranty Life for the 20 day trading period ended

06/30/15, and book value as of 06/30/15 for FrontStreet Re of $130.5 million. On 10/05/15, Fidelity & Guaranty Life’s closing price was $26.60. Valuation excludes HRG Group’s share of Accumulated Other Comprehensive Income (“AOCI”).

(2)Per share amount for each of the below mentioned assets and liabilities is calculated by dividing the total valuation of each asset or liability by the

201,360,584 shares of HRG Group’s common stock outstanding as of 06/30/15, giving effect for the vesting of all restricted shares (4,277,709).

https://photos.prnewswire.com/prnvar/20150309/180478LOGO

HRG Sum of the Parts Valuation (Dilutive) without AOCITotal ($ Bn)Per Share (2)

Spectrum Brands (1)

Market Value2.7 13.29Insurance Segment (1)Market Value / Book Value1.4 6.86HGI Energy Holdings LLCBook Value(0.1) (0.51)

HGI Funding LLCBook Value0.7 3.54HGI Asset Management Holdings LLCBook Value(0.0) (0.06)

CashBook Value0.3 1.73Debt & Other Liabilities(1.8) (9.13)

Total Estimated Value3.2$ 15.71$

Estimated ValueMethod

GARCADIA

Garcadia Overview – top 13 U.S. dealership group

.4 Clusters, 26 dealerships – 15 domestic, 11 foreign brands

.Emphasis on customer experience as a differentiator

-Employee culture manically focused on customer experience

-Focus on leveraging digital channels to grow sales

-Proprietary reporting system emphasizing transaction profit and employee productivity

-Balance expense structure

Industry Update – key indicators are very favorable

U.S. Annual New Vehicle sales1

30 Day LIBOR

Avg. Age of all u.s. light vehicles2

Average Dealership pre-tax earnings2

(1)Source: Wards Auto and Morgan Stanley Research.

(2)Source: Wards Auto.

Financial Performance

Garcadia’s pre-tax income has continued to grow

(1)Represent combined amounts for all Garcadia dealership holdings, not just Leucadia’s share.

(2)Represents Leucadia’s share of cash distributions.

(3)Represents Leucadia’s net carrying amount for Garcadia (excluding land) and percentage return.

Fiscal Year Ended December 31,6M Ended($ Millions)2012201320146/30/2015Total Units Sold35,394 48,576 65,514 41,854

# of Dealerships18 21 26 26

Garcadia Revenue (1)1,100.8$ 1,548.4$ 2,071.1$ 1,378$

% Growth39.4%40.7%33.8%NAGarcadia Pre-Tax Income (1)37.4$ 46.9$ 59.2$ 39.3$

% Margin3.4%3.0%2.9%2.9%

Garcadia Distributions (2)24.4$ 33.1$ 41.3$ 25.6$

Equity—Beginning of Year(3)72.3$ 82.4$ 120.0$

Equity—End of Year(3)82.4$ 120.0$ 167.9$

Pre-Tax Return on Avg. Equity(3)33.2%31.9%28.4%

Strategic Priorities

.Simplify car buying experience for consumers – i.e., shorten time

-Prepare for a 30 minute transaction

-Eliminate unnecessary transaction steps

-Redefine and retrain sales associates to complete entire sale

.Increase lifetime customers – do more with higher through put

-Emphasis on customer retention through service

-Business model that includes maintenance and lower sales per transaction

-Reliance on efficiencies through processes and technology

.Integrate technology partners – simplify

-Current sales transaction can require up to 15 different logins

-Need to reduce partners and integrate

-Prepare for online shopping and online buying

.At this stage in the cycle, we will remain patient on the acquisition front

-Maintain “smart buyer” status

-Acquire dealerships with meaningful upside potential

VITESSE ENERGY

Velocity of Capital Compounding

Company Overview

Formed in May 2014 – Leucadia has funded $248 million to date for acquisitions and property development

Non-operating owner of oil and gas properties

in the core of the Bakken field

Strategy – acquire and develop leasehold

properties and convert undeveloped drilling

locations into cash flow producing assets

Partner with leading operators to drill and

complete new horizontal wells

More than 75% of current activity with

Burlington (COP), Oasis, XTO (Exxon),

Liberty Resources, EOG and Whiting

90% + of the Company’s value is in the

ground (undeveloped drilling locations)

Profitable every month even at $40 oil

Source: EIA

Current Hedge Position

Contract Period Swap or Collar Pricing (Floor / Ceiling)

July - December 2015 Collar $55.00 / $65.05 2016 Collar $52.50 / $70.702016 Swap $57.152017 Collar $55.00 / $64.652018 Collar $50.00 / $74.50 2019 Collar $50.00 / $78.90 2020 Collar $50.00 / $81.20

Industry Update

Oil prices have fallen ~50% from a year ago

Rig activity in the Bakken has dropped from 200 to 70 active rigs

Operators have responded by focusing activity in the core of the Bakken, cutting costs and optimizing well designs

Drilling and completion costs have decreased by 30% - 40%

Reserves per new well have increased over 30%

Well density continues to increase (more wells drilled on same acreage)

Example: EOG increased Bakken total net resource potential by 2.5x in Q2 2015 without an acquisition

Economics in the core of the Bakken continue to be attractive

Vitesse owns under 1% of the acreage in the Bakken, but is participating in more than 15% of the current drilling activity

Financial Performance

21,212 net acres in the core counties of Williams, McKenzie, Mountrail and Dunn

991 gross producing wells (23.3 net)

387 permitted, drilling or completing wells (9.4 net, of which 5.71 are completing)

225+ net future drilling locations ($1.5 billion of capital expenditures)

Financial and operating results for 1H 2015:

2,143 boe/d

$16.0 million revenue

$9.8 million EBITDA / $4.3 million of pre-tax income

$36.1 million of capital expenditures

Cash margin of $27.39/boe (Q2 2015)

2015 Developments

VE’s Thesis: Deeper, Denser, Cheaper, Better

Deeper

- Operators continue to see positive results in lower formations

- This adds future inventory in up to three new benches in the Three Forks

Denser

- Current spacing now 12-16 total wells per 1280 acre drilling unit (8-10 in Bakken and 4-6 in Three Forks) up from 8 total wells previously

Cheaper

- Per well costs have fallen to between $6.0 million and $7.5 million (~30% decrease since year-end 2014)

- Operators are cutting operating costs by leveraging infrastructure and technology

Better

- Improved completion techniques have yielded ~30% increase in reserves per well from an average of 600 Mboe to ~800 Mboe

Quantifying Deeper / Denser / Cheaper / Better

Oil prices fell ~50% over the last year

Future net cash flow rises to $3.02 billion at $65.00/bbl WTI in 2017 and thereafter

$248 million invested to date

Future Net Cash Flow based on WTI strip pricing of:

October 2014 October 2015% Change Remaining Net Well Locations 182 224 23%

Total Net Reserves (Mboe) 91,752 119,250 30%

Total Future Capex ($ billions) $1.46 $1.42 (3%)

Future Net Cash Flow ($ billions) $3.18 $2.66 (16%)

2015

2016

2017

2018

2019

2020

2021

$46/bbl

$50/bbl

$53/bbl

$56/bbl

$58/bbl

$59/bbl

$60/bbl

$32.63 $32.36

$31.71

$30.48

$29.07

$25.13

$23.70

–

$5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 VE OASIS BLACK RIDGE Continental WHITING Northern Oil & Gas Inc. eog resources $/boe

Q2 2015 Operating Margin ($/boe)

VE

Operating margin per boe = revenue per boe less: lease operating costs (LOE), production taxes and transportation costs. Margin based on Q215 WTI price of $57.84 (without hedges).

Strategic Priorities

Aggregate at compelling valuations

- Buying assets in the core of the Bakken

- Window of opportunity likely to be open in late 2015 and first half 2016

Optimize

- Focus on the assets we have – drilling elections

- Increase exposure in areas with highest rates of return

Monetize

- Selectively sell assets when appropriate

JUNEAU ENERGY

Company Overview

Juneau Energy (“JE”) is a Houston and Denver-based oil and gas company led by Brad

Juneau, CEO, and Jeff Edgar, President

- Focus is to leverage team’s engineering, geologic and financial experience to make sound capital allocation decisions

Since formation in early 2014, JE has completed four acquisitions/joint ventures:

- Acquired significant leasehold interests in targeted areas in East and South Texas

22,000+ net acres in core East Texas Eagle Ford Shale (EEF) in Brazos, Burleson,

Lee and Grimes Counties, TX

21,000+ net acres in the Buda-Georgetown-Glen Rose (BGGR) development area of Houston and Leon Counties, TX

Non-operated interests in South Texas Buda and EEF

- Joint venture with AEXCO Petroleum to develop horizontal Mississippi Lime in Alfalfa

County, OK

Industry Update

Sharp decline in oil prices since mid-2014 – July 2014 price of $108/Bbl to

$45/Bbl (1)

Rig count has dropped over 50%

since September 2014 (2)

Industry has needed to adjust with

costs falling 20-30% (3)

Many areas are uneconomic to

develop at current prices

Companies with high quality assets

and low leverage likely to weather the

storm better than others

Environment should provide

opportunities for well-capitalized

companies like Juneau

Quarterly Nominal Prices and Forecast (4)

120 100 80 60 40 0

Brent WTI

forecast

Q1 2013 Q3 2013 Q1 2014 Q3 2014 Q1 2015 Q3 2015 Q1 2016 Q3 2016

US$/bbl

(1) Bloomberg. WTI oil price of $107.62/Bbl on July 23, 2014 and $45.09/Bbl on September 30, 2015.

(2) Baker Hughes.

(3) Wood Mackenzie.

(4) Wood Mackenzie - Macro oils short-term outlook (August 4, 2015).

Financial Performance

1,294 Boe/d of production in July with majority coming from AEXCO JV (1,165

Boe/d), up from 1,112 Boe/d in June

Positive operating cash flow in second quarter even in low price environment

Expect EBITDA to grow substantially as EEF drilling program begins

Financial and operating results for 1H 2015:

938 boe/d

$6.3 million revenue

Operating margin of $23.11/boe

$17.6 million of capital expenditures

2015 Developments

East Texas Eagle Ford

Moving forward plan to drill and operate initial two wells, which will hold over 2,500 core net acres

Recent Apache Walker wells are on strike with our acreage and are Apache’s best results to date

AEXCO Mississippi Lime Joint Venture: Continued execution with recent well results performing above expectations

Single well economics remain attractive in current price environment (+20% IRR)

East Texas Buda-Georgetown-Glen Rose

Drilled four wells to date to hold core acreage until end of 2016 – initial results have been disappointing

Working to review and interpret results to evaluate best method of development

Waiting on seismic (3Q15) before allocating more capital to the area

High Quality Assets Performing Well in Low Price Environment

JUNEAU ENERGY

AEXCO Miss Lime Joint Venture	▪ New horizontal wells outperforming Leucadia underwriting case, with lower drilling costs and higher production rates helping maintain strong rates of return ▪ At current NYMEX oil strip, total future Aexco anticipated cash flow over $90 million. Potential ROI of 3.6x vs. underwriting case ROI of 4x ▪ Higher future oil prices would materially increase ROI
Eastern Eagle Ford	▪ Rig activity in EEF picking up (Anadarko, Halcón, Apache, PetroMax) as operators drill their best assets in low oil price environment ▪ Apache added 2nd rig after recently drilling their best wells to date, which are delivering above Juneau's forecast ▪ Lower drilling costs (falling from $9.5mm to $7.5mm) and continued improvement in projected reserves/well support expected returns by partially offsetting falling oil prices ▪ Recent sizeable nearby acreage sales over $6,000/acre are above Juneau's acreage cost ▪ Juneau's position is one of the largest privately-held positions in the play and is expected to command a premium if Juneau's acreage and future wells were to be sold
East Texas - BGGR	▪ Fulfilled drilling commitment until end of 2016 ▪ Waiting on seismic to analyze results ▪ Operators continue development around Juneau's position

145

Strategic Priorities

Focus on execution of two well program in East Eagle Ford to illustrate value of position

Maximize value of existing assets through detailed technical work

Seismic to be available for Houston and Brazos/Burleson assets in Q3/Q4 2015

Understand best practices in each area

Continue data sharing with nearby operators

Continue funding AEXCO drilling program from cash flow and as long as returns are adequate (+20%)

Evaluate opportunities to add high quality assets to Juneau portfolio linken

Company Overview

Fast-growing fixed wireless broadband internet provider in Italy

280,737 subscribers as of 9/30/15

82% annualized subscriber growth rate since Leucadia’s initial investment in 2011

Commercially launched LTE in Q4 2014, increasing customer download speeds well above the national average

Nationwide network deployment with base stations, fiber exchange points, points of sale and customers in every region

As of 9/30/15, over 1,300 base stations deployed reaching 44% of the population

300+ fiber points of presence

2,000 indirect sales and distribution points

.84MHz of 3.5 GHz spectrum covering over 80% of the population and at least 42

MHz in the remaining 20%

.54% national brand awareness

Industry Update

.The Italian broadband market is dominated by low-speed ADSL

- Over the next several years, ADSL with be replaced by both wireless and fiber solutions

- With a comparable service to fiber, lower capex and an unmatched speed of deployment, Linkem is poised to become an integral component of Italy’s broadband solution

. While behind the pace of other European countries, consolidation in the Italian telecom market is picking up

- Wind (Vimpelcom) and 3 Italia (Hutchison) are combining businesses to create the largest Italian mobile operator and second largest broadband provider

- ADSL operator Tiscali and fixed wireless provider Aria are also merging

. High-frequency spectrum values are increasing globally, as recently witnessed in the

2015 U.S. auction

. Increased competition among owners of domestic telecom towers should push down operating costs in the near-term

Italian Market Potential

- Linkem currently covers 44% of the country, representing 11.3 million households
- Linkem has been aggressively deploying LTE technology since Q4 2014; 57% of the network is now LTE-enabled
- Initial LTE deployment focused on Southern Italy, including the city of Bari, Puglia, where Linkem has reached 5.7% household penetration

Household Coverage Evolution

Today: LTE & WiMAX Coexistence → **2018E: ~100% LTE Network**


(Bari)

Household Coverage Key				
0-20%	21-40%	41-60%	61-80%	81-100%

Over the next 3 years Linkem plans to significantly increase its coverage and penetration across Italy's 26 million households

150

Customer Base and Growth

.82% annualized subscriber growth rate since Leucadia’s initial investment in 2011

.280,737 subscribers as of 9/30/15

.Marketing activities in the first eight months of 2015 were restrained due to the LTE rollout and capacity issues on existing towers; marketing picked up in September

.Base stations reach operating break even with less than 80 subscribers; we currently have over 200 subscribers per base station and expect over 350 subscribers on a full

LTE base station

Subscriber Growth

0

50

100

200

250

300

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Subscribers (000’s)

2011

2012 2013

2014

2015

2015 Developments

. EBITDA positive since Q4 2014

. Migrating our network to LTE from legacy WiMax technology

- The company ended August 2015 with 245 greenfield LTE base stations and 511

LTE overlay antennae on-air

. The company’s network is now 57% LTE-enabled

- With LTE, customers are experiencing peak speeds up to 30 mbps, versus the

Italian average of 5 mbps

. Our prices remain below the national average, creating strong incentives for new customers to switch to Linkem and providing significant value to existing customers

. Signed a new hardware agreement to support the LTE deployment

- Related equipment financing at attractive rates

. Established a second customer call center in Taranto, Puglia

. National marketing campaign commenced in September 2015

Strategic Priorities

. Increase coverage through LTE network deployment

- Long-term goal of 80%+ Italian household coverage

. Early focus on the region of Puglia in order to take meaningful market share

- The region is a microcosm for the country as a whole

- As of September 2015, 81.0% of households in the region are covered with 3.5%

household penetration

. We cover 100% of Bari, the largest city in Puglia, with 5.7% household penetration

. Maintain subscriber growth on the existing footprint

. Maintain excellent operating metrics and customer satisfaction

. Prepare to deploy network in major Italian cities

- Rome launch expected in 1H 2016

- Launches in major northern cities expected in 2H 2016 / 2017

CONWED

GLOBAL NETTING SOLUTIONS

Company Overview

. Leading manufacturer of extruded, oriented and knitted plastic netting used in a variety of applications, including agriculture, automotive, building &

construction, energy, filtration, hygiene, medical and packaging

- 90% share in core markets such as sediment control and carpet cushion

- Operates 5 manufacturing facilities on 2 continents and has a global distribution network

- Facilities located in Minnesota, Georgia, Illinois, Virginia and Belgium

. In 2014, Conwed acquired 80% of Filtrexx, a manufacturer and marketer of a knitted sock product with numerous applications in sediment control and storm water management, and 100% of Weaver Express, the leading installer of

Filtrexx’s knitted sock products manufactured and marketed by Filtrexx

. Filtrexx and Weaver Express have been combined under the Filtrexx name –

Filtrexx is a growing manufacturer, marketer and installer of compost filter socks to oil and gas drillers and the construction industry

Industry Update

. Raw material prices have dropped 27% since October 2014. Lower oil prices have driven down costs, but a tight capacity situation has allowed polypropylene manufacturers to increase margins

. Modest economic growth expected from increased building and construction in both commercial and residential areas

. Increased domestic competition from our main competitor’s relocation of capacity from Europe to the U.S.

- Relationships, customer service and superior product quality have mitigated this risk

. Growth expected from Filtrexx/Weaver acquisitions as we continue to look to expand geographically and into new applications

. Continued development of new products and markets will provide modest growth; development lifecycle is 18 to 36 months

Financial Performance

. YTD 2015 margin compression is primarily driven by first quarter seasonality in Filtrexx, lower demand from the oil and gas industry and a weak euro

FYE December 31,6M ($ in 000s) 2012 2013 2014 06/30/15 Revenue 89,357 $ 105,355 $ 128,831 $ 66,802$

% Growth 4.0% 17.9% 22.3% 15.3%

Pre-tax Income 11,453$ 15,329$ 13,856$ 6,480$

% Margin 12.8%14.6%10.8%9.7%

2015 Developments

. Continued integration of Filtrexx and Weaver Express since their acquisitions in 2014

- Combined annual revenues of $35 million at time of acquisition

- Superior product replacement for silt fence in the sediment control area

- Control of supply chain from production of yarn to installation of filter sock

. Filtrexx has endured headwinds as lower oil prices have slowed drilling in major shale plays

. Despite increased competition and a weak euro, Conwed’s legacy business has performed well thanks in part to lower raw material costs

. Continued to gain market share in reverse osmosis filtration

. Developing new products in core businesses

Strategic Priorities

. Drive annual organic growth

- Continued co-development with customers

- New products, markets and applications for Conwed’s core technology

- Geographic market expansion

. Minimize lost business

. Relentlessly improve customer service levels

. Develop Filtrexx business organically and through acquisitions

IDAHO TIMBER

Company Overview

. Manufacturer and distributor of wood products including:

- Remanufacturing dimension lumber

- Remanufacturing, bundling and bar coding of home center boards and related products

- Primary manufacturing of pine dimension lumber, pine decking and cedar products

. plants and 3 sawmills located in Arkansas, Florida, Idaho, Louisiana, New

Mexico, North Carolina and Texas

- 922,000 square feet of manufacturing and office space, covering ~214 acres

Company Overview (continued)

. Remanufacturing Segment

- Purchase lower-value dimension lumber and remanufacture to add value and develop tallies that allow us to provide just-in-time deliveries of specified products to our customers

- Customer base consists primarily of pro dealers and lumber yards

. Home Center Board Segment

- Proprietarily grade, bundle and bar code board products for delivery to home center stores

- Additional service provided through vendor managed inventory programs

. Sawmill Segment

- Primary sawmills located in Arkansas and Louisiana manufacture southern yellow pine products and sell primarily to lumber treating companies

- Much of the product we sell ends up as treated decking for sale in home center stores

Industry Update

.Since 2007, the recession and U.S. housing market collapse caused significant headwinds

.In 2014, the housing industry saw continued signs of life and Idaho Timber delivered its best full-year performance since Leucadia’s acquisition in 2005

.Although 6M 2015 housing starts continue to improve at a moderate pace, the lumber industry has out-produced demand causing a lumber market correction

-

500.0

1,000.0

1,500.0

2,000.0

2,500.0

1990

1992

1994

1996

1998

2000

2002

2004

2006

2008

2010

2012

Starts in 000’s

Housing Starts

Actual starts

Ave starts since 1959

Financial Performance

300,000

350,000

400,000

450,000

500,000

2011

2012

2013

2014

Shipments in MBF

Shipments

($ in 000’s)

FYE December 31,

6M

2012

2013

2014

06/30/15

Revenue

$ 163,513

$ 205,407

$ 251,632

$ 124,995

% Growth

2.8%

25.6%

22.5%

NA

Pre-Tax Income $ 6,397

$ 9,599

$ 17,827

$ 5,870

% Margin

3.9% 4.7%

7.1%

4.7%

2015 Developments

. The remanufacturing segment is experiencing additional supply opportunities and spread challenges due to industry wide production increases and moderating demand by the Chinese of certain lumber items

. We expect continued market volatility which could create strategic purchasing opportunities

. We have increased volumes to our largest customer for the home center board segment, thereby improving current year results and segment outlook

. The sawmill in Coushatta is operating on a one-shift basis and showing steady improvement in production efficiency as our work force gains experience

Strategic Priorities

. Primary Mill: Develop production capabilities to achieve more efficient production on a full one-shift capacity basis

. Boards: Continue working with home centers to develop viable programs

. Remanufacturing: Increase profitability by increasing shipments over 2014 while maximizing spread

. Business Development: Explore opportunities to expand by organic growth or acquisition

GOLDEN QUEEN

Company Overview

. Golden Queen Mining Company LLC (“Golden Queen”) is currently constructing its

100%-owned Soledad Mountain gold and silver project located in Kern County,

California, approximately 90 miles northeast of Los Angeles

- Open-pit, heap-leach operation

- Stable jurisdiction with excellent infrastructure

. A recently commissioned feasibility study estimates that the project will produce, on average, ~84,000 gold equivalent ounces annually over its 12 year mine life (1)

- Opportunities may exist to extend the project mine life

Fully funded to production and on track to start commissioning in late 2015, with metals sales commencing shortly thereafter

Leucadia effectively owns approximately 35% of Golden Queen through a joint venture with the Golden Queen Mining Company Ltd. (TSX:GQM) (“GQ Canada”) and the Clay family, GQ Canada’s largest shareholder

- Set up as a pass through for tax purposes

- Governance and oversight is split equally among Leucadia, the Clay family and GQ Canada

Source: Soledad Mountain Project Technical Report and Updated Feasibility Study (February 25, 2015).

(1)~84,000 Gold Equivalent Ounces produced represents the average between years 2-11.

2015 Developments

. As of August 2015, project construction remains on-time and on-budget

- Construction ~70% completed, with over $75 million of initial capital expenditures spent

- ~60% of remaining capital expenditures are locked in under contracts

Bob Walish was appointed CEO of the project in July 2015

- Most recently the General Manager of the SCM Franke Operation of KGHM

International, an open-pit, heap-leach copper mine in northern Chile

Completed an updated Feasibility Study and Resource Estimate

- Only ~65% of the estimated resource is currently included in the mine plan

- A number of initiatives are underway to maximize the value of the defined resource

- Total cash costs, including sustaining capital expenditures and net of silver credit, are expected to average $558 / oz gold sold over the life of the project (1)

Source: Bloomberg, Soledad Mountain Project Technical Report and Updated Feasibility Study (February 25, 2015).

(1)Per the 2015 Feasibility Study, Total Cash Costs, Net of Silver By-product per Ounce includes mining, processing and site G&A operating expenses as well as sustaining capital expenditures, net of silver revenue, per ounce of gold sold.

Strategic Priorities

. Maintain construction momentum and promote a safe work environment

- Commissioning of the various processing plants is expected to begin in Q4 2015

Optimize near-term mine planning to maximize upfront cash flows

- Already completed one infill drill program that positively impacted expected production

Continue to strategically acquire land around the project, which will facilitate efforts to increase the approved project boundary in the future

. Actively pursue a by-product aggregate business

- The project’s waste rock has potential for use in ready-mix concrete, hot mix asphalt and other products with minimal further processing

- Strategically located by rail and highway to large Southern California markets

Q & A

IRQuestions@Leucadia.com

Appendix

Leucadia – Cash and Investments and Parent Debt GAAP

Reconciliations

Reconciliation of Cash and Investments($ millions)

Available Cash and Investments (GAAP) at June 30, 2015$1,377.8

Redemption of 8.125% Senior Notes due September 2015(458.4)

Available Cash and Investments, As Adjusted 919.4$

Reconciliation of Parent Debt ($ millions)

Parent Debt, Excluding Redeemable Preferred Shares (GAAP) at June 30, 2015$1,446.5

Redemption of 8.125% Senior Notes due September 2015(458.4)

Parent Debt, As Adjusted 988.1$

Leucadia – Tangible Book Value and Fully-Diluted Shares

Outstanding GAAP Reconciliations

Note: Fully Diluted shares exclude shares for warrants, options, convertible debt and preferred shares.

Reconciliation of Leucadia Book Value (Leucadia’s Shareholders’ Equity) to Tangible Book Value:

($ millions)

6/30/2015 Leucadia Book Value (GAAP) 10,655$

Less: Goodwill and Intangible Assets 2,685

Leucadia Tangible Book Value (Non-GAAP) 7,970$

Reconciliation of Leucadia GAAP Shares Outstanding to Fully Diluted Shares Outstanding (a non-GAAP measure)

(millions of shares)

6/30/2015 Leucadia Shares Outstanding (GAAP) 366.6 Restricted Stock Units 12.7 Other 0.9 Leucadia Fully Diluted Shares Outstanding (Non-GAAP) 380.2

Leucadia – Tangible Book Value GAAP Reconciliation

(1) Dollar amounts are Leucadia’s net carrying amount as of 6/30/15 for each investment, for consolidated subsidiaries equal to their assets less liabilities.

(2) Reduced for payoff at maturity of 2015 8.125% Sr. Notes using Parent Company Cash.

Reconciliation of Book Value to Tangible Book Value($ Millions) Tangible

Book Value Goodwill and Book Value( GAAP) (1) Intangibles, Net (Non-GAAP)

Jefferies 5,533$ 1,951$ 3,582$

Leucadia Asset Management 548 - 548

FXCM 759 - 759

Home Fed 234 - 234

Berkadia 207 - 207

Foursight & Chrome 77 - 77

National Beef 766 667 99

HRG 606 - 606

Vitesse & Juneau 453 - 453

Garcadia 185 - 185

Linkem 146 - 146

Golden Queen 81 - 81

Conwed 115 64 51

Idaho Timber 74 - 74

Cash & Investments (2) 919 - 919

Deferred Tax Asset 1,152 - 1,152

Other 65 3 62

Corporate Other Liabilities, Net (152) - (152)

Debt and Preferred Equity (2) (1,113) - (1,113)

10,655 $ 2,685 $ 7,970$

Berkadia – GAAP Reconciliation

Reconciliation of Pre Tax Income to Cash Earnings (a non-GAAP measure)

YTD June 30, 2010 2011 2012 2013 2014 2014 2015 Pre Tax Income (GAAP) $ 31.0 $ 34.6 $ 103.8 $ 152.6 $ 191.3 $ 79.4 $ 108.1

Amortization, impairment and depreciation$ 88.1 $ 107.5 $ 112.7 $ 94.7 $ 105.5 $ 46.6 $ 53.8

Gains attributable to origination of MSR’s$ (42.4)$ (45.2)$ (93.1)$ (120.4)$ (117.2)$ (36.7)$ (70.1)

Loan loss reserves and guarantee liabilities, net of cash losses$ 3.1 $ 3.2 $ 18.8 $ 29.3 $ 28.8 $ 4.1 $ 21.7

Unrealized (gains) losses; and all other, net$ (9.1)$ 7.0 $ (7.7)$ (3.6)$ (35.0)$ (21.4)$ (28.5)

Cash Earnings (Non-GAAP)$ 70.7 $ 107.1 $ 134.5 $ 152.5 $ 173.3 $ 72.0 $ 85.0

($ Millions)

Jefferies

Jefferies – Bache Adjusted Earnings GAAP Reconciliation

Reconciliation of Consolidated Adjusted Financial Information
($ millions)

	Successor											
	Nine Months Ended 8/31/2015				Full Year Ended 11/30/2014				LTM Ended 2/28/2014			
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues												
Fixed Income	$ 261	$ 81	(1)	$ 180	$ 748	$ 203	(1)	$ 545	$ 790	$ 207	(1)	$ 583
Other	$ -	$ -		$ -	$ -	$ -		$ -	$ 5	$ -		$ 5
Net Revenues	$ 1,962	$ 81	(1)	$ 1,881	$ 2,990	$ 203	(1)	$ 2,787	$ 3,040	$ 207	(1)	$ 2,833
Net Revenues After Preferred Interest	$ 1,962	$ 81	(1)	$ 1,881	$ 2,990	$ 203	(1)	$ 2,787	$ 3,036	$ 207	(1)	$ 2,829
Non-Compensation Expenses	675	115	(3)	560	989	250	(3)(5)(8)	739	868	138	(3)(5)(7)	730
Compensation and Benefits	1,182	81	(4)	1,101	1,699	99	(4)	1,600	1,722	111	(4)	1,611
Total Expenses	1,857	196		1,661	2,687	349		2,338	2,590	249		2,341
Earnings Before Tax & MI	105	(115)		220	303	(146)		449	447	(42)		489
Income Tax	29	(37)		66	142	(46)		188	162	(18)		180
Minority Interest - Equity	2	-		2	3	-		3	11	-		11
Net Earnings to Common Shareholders/Member's Equity	$ 74	$ (78)		$ 152	$ 158	$ (100)		$ 258	$ 274	$ (24)		$ 298

	Predecessor							
	Full Year Ended 11/30/2012				Full Year Ended 11/30/2011			
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues								
Fixed Income	$ 1,253	$ 249	(1)	$ 1,004	$ 743	$ 118	(1)	$ 625
Other	$ 13	$ -		$ 13	$ 74	$ 53	(2)	$ 21
Net Revenues	$ 3,062	$ 249	(1)	$ 2,813	$ 2,577	$ 170	(1) (2)	$ 2,407
Net Revenues After Preferred Interest	$ 3,019	$ 249	(1)	$ 2,770	$ 2,573	$ 170	(1) (2)	$ 2,403
Non-Compensation Expenses	756	135	(3)(6)	621	671	56	(3)(6)	615
Compensation and Benefits	1,771	120	(4)	1,651	1,483	34	(4)	1,449
Total Expenses	$ 2,527	$ 254		$ 2,273	$ 2,154	$ 90		$ 2,064
Earnings Before Tax & MI	$ 492	$ (5)		$ 497	$ 419	$ 80		$ 339
Income Tax	169	(2)		171	133	10		123
Minority Interest - Equity	41	-		41	2	-		2
Net Earnings to Common Shareholders/Member's Equity	$ 282	$ (3)		$ 285	$ 285	$ 70		$ 215

This presentation of Adjusted financial information is an unaudited non-GAAP financial measure. Adjusted financial information begins with information prepared in accordance with U.S. GAAP and then those results are adjusted to exclude the operations of Jefferies' Bache business. Management believes that the disclosed Adjusted measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures are useful to investors as they enable investors to evaluate Jefferies' results in the context of exiting the Bache business. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP.

Accompanying footnotes on the following slide.

176

Jefferies – Bache Adjusted Earnings GAAP

Reconciliation (continued)

(1) Revenues generated by the Bache business, including commissions, principal transaction revenues and estimated net interest revenue, for the presented period have been classified as a reduction of revenue in the presentation of Adjusted financial information.

(2) In connection with the acquisition of the Bache business, a bargain purchase gain of $53.0 million was recognized as Other revenue and has been classified as a reduction of revenue in the presentation of Adjusted financial information.

(3) Expenses directly related to the operations of the Bache business for the presented periods have been excluded from

Adjusted non-compensation expenses. These expenses include Floor brokerage and clearing fees, amortization of capitalized software used directly by the Bache business in conducting its business activities, technology and occupancy expenses directly related to conducting Bache business operations and business development and professional services incurred by the Bache business as part of its client sales and trading activities, including estimates of certain support costs dedicated to the Bache business. Estimates of certain support costs were derived based on direct support costs for the presented period in relationship to the average head count of corporate support personnel with responsibilities associated with operating the Bache business.

(4) Compensation expense and benefits, including salaries, benefits, cash bonuses, commissions, annual cash compensation awards and the amortization of certain share-based and cash compensation awards, recognized during the presented period for employees whose sole responsibilities pertain to the activities of the Bache business, including front office personnel and dedicated support personnel, have been classification as a reduction of Compensation and benefits expense in the presentation of Adjusted financial information. In addition, compensation and benefits for other corporate support personnel with duties specific to the Bache operations included in this adjustment were estimated based on an average per person cost applied to the average head count for this employee population type across the presented periods.

(5) Non- compensation expense includes amortization expense during the presented periods of intangible assets, which arose in connection with the purchase accounting associated with the Leucadia transaction in the second quarter of fiscal 2013, which has been classified as a reduction of Non-compensation expense in the presentation of Adjusted financial information.

(6) Non- compensation expense includes amortization expense during the presented periods of intangible assets, which arose in connection with the purchase accounting for the acquisition of Bache in the third quarter of fiscal 2011, which has been classified as a reduction of Non-compensation expense in the presentation of Adjusted financial information.

(7) Non- compensation expense for the purpose of the Adjusted financial information is adjusted for a loss incurred associated with vacating certain office space previously dedicated for Bache operations.

(8) Non- compensation expense for the purpose of the Adjusted financial information is adjusted for goodwill and intangible asset impairment losses of $59 million related to the Bache business.

Jefferies – Adjusted Leverage Ratio GAAP

Reconciliation

The leverage ratio presentation herein is an unaudited non-GAAP financial measure. This ratio should not be considered a substitute for, or superior to,

measures of financial performance prepared in accordance with U.S. GAAP.

Reconciliation of Leverage Ratio - Excluding Impacts of the Leucadia Transaction($ millions)

August 31, May 31, February 28, November 30, August 31, May 31, February 28, November 30, August 31, May 31, 2015 2015 2015 2014 2014 2014 2014 2013 2013 2013 Total assets 42,785$ 44,142$ 43,787$ 44,518$ 44,764$ 43,610$ 43,440$ 40,177$ 38,830$ 38,938$

(1,957) (1,957) (1,957) (1,957) (1,957) (1,957) (1,957) (1,957) (1,957) (1,957)

120 116 112 108 42 37 32 27 18 9

Total assets excluding the impact of the merger 40,948$ 42,301$ 41,942$ 42,669$ 42,849$ 41,690$ 41,515$ 38,247$ 36,891$ 36,990$

Total equity 5,514$ 5,520$ 5,466$ 5,463$ 5,602$ 5,527$ 5,462$ 5,422$ 5,241$ 5,183$

(1,426) (1,426) (1,426) (1,426) (1,426) (1,426) (1,426) (1,426) (1,426) (1,426)

125 125 125 125 125 125 125 125 125 125

(41) (31) (20) (9) (58) (48) (36) (25) (17) (8)

Total equity excluding the impact of the merger 4,172$ 4,188$ 4,145$ 4,153$ 4,243$ 4,178$ 4,125$ 4,096$ 3,923$ 3,874$

Leverage ratio - excluding merger impacts 9.8 10.1 10.1 10.3 10.1 10.0 10.1 9.3 9.4 9.5

Goodwill and acquisition accounting fair value adjustments on the merger with

Leucadia Net amortization to date on asset related purchase accounting adjustmentsEquity arising from merger consideration Preferred stock assumed by LeucadiaNet amortization to date of purchase accounting adjustments, net of tax

National Beef – Profit from Operations GAAP

Reconciliation

Reconciliation of Pre-Tax Income to Profit from Operations (a non-GAAP measure)

($ Millions)

Note: National Beef Profit From Operations represents pre-tax income exclusive of depreciation and amortization expenses, impairment charges and net interest income/expense, which is a common metric used by many investors in its industry to evaluate operating performance from period to period.

(1) Prior to being acquired by Leucadia in December 2011, National Beef’s fiscal year ended in August. In addition, 2012 amounts are not comparable to prior periods as they reflect the application of acquisition accounting for National Beef, principally resulting in greater depreciation and amortization expenses during 2012.

FYE August, (1) FYE December, (1) 6 Months Ending June,

2009 2010 2011 2012 2013 2014 2014 2015 Pre-Tax Income (GAAP) 145.1$ 249.0$ 261.6$ 59.0$ (42.4)$ (40.3)$ (21.5)$ (43.0)$

Interest Expense / (Income), net 23.2 14.7 11.7 12.4 12.3 14.5 6.9 8.4

Depreciation & Amortization 44.4 49.6 51.2 83.1 88.5 85.3 42.0 43.9

Impairment of Long-Lived Assets— — 63.3 — -

Profit from Operations (Non-GAAP) 212.7$ 313.3$ 324.5$ 154.5$ 121.7$ 59.5$ 27.4$ 9.3$

Leucadia National Corporation

2015 Investor Day

October 8, 2015